UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VOICE MOBILITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOICE MOBILITY INTERNATIONAL, INC.
100 - 4190 Lougheed Hwy
Burnaby, British Columbia
Canada V5C 6A8

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

JUNE 11, 2009
10:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation, (the "Company") will hold its Annual and Special Meeting of stockholders on June 11, 2009 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6 (the "Meeting").

     The Meeting is being held for the following purposes:

1.	To elect Randy G. Buchamer, William Laird, William Krebs and Tanner Philp as the directors of the Company for a one-year term expiring on the day of the 2010 Annual Meeting of stockholders;

2.

To ratify the selection of Ernst & Young LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending December 31, 2009 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.

To consider and, if thought fit, to pass a resolution (the “Reorganization Resolution”) in the form set out in Exhibit A to the accompanying management proxy statement (the "Proxy Statement") to approve the debt restructuring transaction contemplated in the Exchange Agreement dated April 16, 2009, the purpose of which is to exchange an aggregate principal amount of Cdn$6.7 million pursuant to a number of outstanding secured promissory notes for the aggregate issuance, by the Company, of 19,250,280 convertible preferred shares at a rate of Cdn$0.35 per preferred share (the “Debt Reorganization Transaction”), as more particularly described in the Proxy Statement;

4.

Subject to approval of the Debt Reorganization Transaction by the shareholders of the Company at the Meeting, to consider, and if thought fit, to pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of preferred shares issuable by the Company from 1,000,000 preferred shares to 20,000,000 preferred shares, as more particularly described in the Proxy Statement; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The full text of the Reorganization Resolution is set forth in Exhibit A to the Proxy Statement. As the Debt Reorganization Transaction constitutes a “related party transaction” under Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission, our company is required to obtain disinterested shareholder approval of the Debt Reorganization Transaction and exclude the votes held by the interested persons as set out in the Proxy Statement. Our company is also required to obtain disinterested shareholder approval of the Debt Reorganization Transaction by the policies of the Toronto Stock Exchange.

     The Board of Directors has fixed the close of business on April 28, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement. At the Meeting, each of the shares of common stock represented at the Meeting will be entitled to one vote on each matter properly brought before the Meeting.

     Your attention is directed to the accompanying Proxy Statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

1

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS
By:

/s/ William Krebs
William Krebs
Chairman of the Board
Dated: May 8, 2009

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VOICE MOBILITY INTERNATIONAL, INC.
100 – 4190 Lougheed Hwy
Burnaby, British Columbia
Canada V5C 6A8

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of stockholders (the "Meeting") to be held on June 11, 2009 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about May 8, 2009 to all stockholders entitled to vote at the Meeting. The Meeting will be held at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

Who Can Vote

     Except for interested persons with respect to the Reorganization Resolution as described under the heading "Proposal 3 – Approval of the Debt Reorganization Transaction" on page 21, you are entitled to vote if you were a holder of record of shares of our common stock (the "Common Stock") as of the close of business on April 28, 2009 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

     Holders of record of Common Stock at the close of business on April 28, 2009, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 56,842,571 shares of Common Stock issued and outstanding.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of our issued and outstanding shares of Common Stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada,

M5J 2Y1, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

     Stockholders of record on April 28, 2009 are entitled to one vote for each share of Common Stock on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are "non-registered" shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the "Non-Registered Holder") but which is registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-

Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP's, RRIF's, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. ("CDS")) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

     There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

     These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or our agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, the stockholders will be asked to consider four proposals: (1) the election of the Board; (2) the appointment of independent accountants; (3) approval of the Debt Reorganization Transaction; and (4) approval to amend the Articles of Incorporation to increase the number of preferred shares issuable by our company from 1,000,000 preferred shares to 20,000,000 preferred shares. A summary of these proposals is as follows:

Proposal 1.	Election of Directors.

     The entire Board is elected annually by the stockholders at the annual meeting of our company. The Board has selected four nominees based upon their ability and experience. The nominees consist of Randy G. Buchamer, William Laird, William Krebs and Tanner Philp. All of the nominees are currently serving as directors of our company.

     The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2.	Appointment of Independent Accountants.

     The Audit Committee has nominated Ernst & Young LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2010. Ernst & Young LLP provided audit and other services in 2008 and 2007. This included the following fees:

	2008	2007
Audit Fees	$81,000	$95,000
Audit Related Fees	-	-
Tax Fees	11,000	11,000
All Other Fees	1,000	1,000
Total Fees	$93,000	$107,000

     The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young are expected to be present at the Meeting, to have an opportunity to make any statements they desire, and to be available to respond to appropriate questions from stockholders.

     The Board recommends that you vote FOR approval of Ernst & Young as the independent registered public accounting firm for our company.

Proposal 3.	Approval of the Debt Reorganization Transaction.

     Our company has signed, and our board of directors has approved, an exchange agreement dated April 16, 2009, among our company, Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding a principal amount of Cdn$6,737,601 pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of Cdn$0.35 per preferred share. The convertible preferred shares will be convertible into shares of Common Stock on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven. As of the record date of April 28, 2009, our company had accrued aggregate interest of Cdn$2,744,457 pursuant to the outstanding promissory notes.

     Upon the issuance of the preferred shares, the holders will be permitted to exchange such shares for shares of Common Stock on a one for one basis. As we will issue 19,250,280 preferred shares on the closing date, significant dilution may result in the event such holders elect to convert their shares. There are currently 56,842,571 shares of Common Stock issued and outstanding. The conversion of all 19,250,280 preferred shares will result in 76,092,851 shares of Common Stock issued and outstanding, with the 19,250,280 shares of Common Stock issuable upon conversion representing 25.3% of the issued and outstanding shares of Common Stock.

     Several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company and William Krebs is Chairman of the Board. William Laird and his spouse currently hold promissory notes totaling Cdn$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling Cdn$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into shares of Common Stock at their discretion.

     The closing of the exchange agreement is subject to the satisfaction of several conditions, including disinterested shareholder approval of the transaction at the Meeting and approval from the Toronto Stock Exchange. The closing is also conditional upon shareholders approving the amendment of our company’s Articles of Incorporation to increase the number of authorized preferred shares from 1,000,000 preferred shares to 20,000,000 preferred shares that may be issued by the directors in their discretion (see Proposal 4 discussed below for additional information). On the closing date, our company intends to create a new series of preferred shares to be issued upon the closing of the exchange agreement which will be convertible into shares of Common Stock on a one for one basis, retractable by the holder following the ten year anniversary from the date of grant at Cdn$0.35 per share and redeemable by our company at any time upon 30 days notice at Cdn$0.35 per share.

     Our operating subsidiary has agreed to secure the potential redemption or retraction amount that may be payable by our company to the holders of the convertible preferred shares upon the redemption or retraction of such shares. Our operating subsidiary has agreed to grant a fixed security interest in favor of the holders in all personal property held by our operating subsidiary and a floating charge against all real and personal property held or later acquired by our operating subsidiary.

     As the closing of the proposed Debt Reorganization Transaction contemplated by the exchange agreement involves the potential issuance of a large number of shares of Common Stock to several directors and their spouses, Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission and the policies of the Toronto Stock Exchange require our company to obtain disinterested shareholder approval in order to close the exchange agreement and consummate the Debt Reorganization Transaction. As a result, the shares of Common Stock held by William Laird and William Krebs, and the shares of Common Stock held by their respective affiliates and associates, will be excluded from the votes cast at the Meeting with respect to the Debt Reorganization Transaction. Our Articles of Incorporation, Bylaws and the corporate law under the Nevada Revised Statutes do not require our shareholders to approve the exchange agreement or the transactions contemplated by the Debt Reorganization Transaction. Multilateral Instrument 61-101 and the policies of the Toronto Stock Exchange require our company to seek shareholder approval for the exchange agreement and all transactions contemplated by the Debt Reorganization Transaction as a single matter to be approved at the Meeting.

     A copy of the exchange agreement is attached to this Proxy Statement as Exhibit B and a copy of the proposed rights and restrictions of the Series C Preferred Shares that we intend to file with the Secretary of State of Nevada following the closing of the exchange agreement is attached as Schedule B to the attached exchange agreement.

     The Board recommends that you vote FOR the resolution to approve the Debt Reorganization Transaction.

Proposal 4.	Approval to Amend the Articles of Incorporation.

     Subject to obtaining disinterested shareholder approval of the Debt Reorganization Transaction at the Meeting, the Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of preferred shares that may be issuable in series by our Board in their discretion from 1,000,000 preferred shares to 20,000,000 preferred shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized preferred shares of our company.

     Our Board is seeking approval to amend our Articles of Incorporation to authorize the issuance of the additional preferred shares that are required to be issued upon the closing of the exchange agreement. Our current Articles of Incorporation permit the issuance of up to 1,000,000 preferred shares. However, upon the closing of the exchange agreement, we are required to issue 19,250,280 preferred shares upon the exchange of the aggregate principal amount of Cdn$6.7 million in secured promissory notes. Without an increase in the authorized number of preferred shares, we will be unable to close the exchange agreement.

     A copy of the Certificate of Amendment is attached as Schedule C to the attached exchange agreement.

The Board unanimously recommends a vote “FOR” the amendment to our company's Articles of Incorporation to increase the number of authorized preferred shares from 1,000,000 preferred shares to 20,000,000 preferred shares.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Randy G. Buchamer British Columbia, Canada	Chief Executive Officer and Director	52	August 2001
William Krebs(1)(2) British Columbia, Canada	Chairman of the Board of Directors, Director	62	Chairman of the Board of Directors - June 2008; 1995
William Laird(1)(2) British Columbia, Canada	Director	61	June 2007
Tanner Philp(1) British Columbia, Canada	Secretary and Director	34	Secretary since June 2008 Director since April 2009

(1)	Member of our Audit Committee
(2)	Member of our Corporate Governance Committee

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our current bylaws provide for a board of directors of between one and fifteen directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a Board of four directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2008, the Board had six formal meetings and all of the directors attended at least 83% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were four members of the Board who attended last years Annual Meeting.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the Annual Meeting. The Board has selected four nominees based upon their ability and experience. The nominees consist of Randy G. Buchamer, William Laird, William Krebs and Tanner Philp. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

Randy G. Buchamer

     Mr. Buchamer has been our Chief Executive Officer and a director of our Company since August, 2001. Between August, 2001 and March, 1999, Mr. Buchamer provided management consulting services to various public companies for a consulting company called Rydan Management. From February, 1998 to March, 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. Some of the Jim Pattison Group businesses are involved in grocery stores, specialty packaging, advertising, magazine distribution, broadcasting, automotive retailing as well as other business. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil Retail Small Business Unit and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. Mohawk is a producer and seller of petroleum products. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School.

     Mr. Buchamer is also a director of Bradner Ventures Ltd., a public company with a class of securities registered under the Securities Exchange Act of 1934.

William H. Laird

     Mr. Laird is a venture capitalist and served for the past fifteen years as director to several start-up companies. Mr. Laird is president of W.H. Laird Holdings Ltd., and director and secretary of Tech-Crete Processors Ltd., Piccadilly Place Mall Inc., and Exel Construction Ltd. These companies encompass manufacturing, construction, and property development and leasing.

William Krebs

     Mr. Krebs previously served as a director from 1995 to June 2007. Mr. Krebs previously served as the chairman of our board of directors from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to August 2000, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. since 1987 and served as President and a Director of Tsalix Investments Inc. (formerly Pacific Western Mortgage Corp.) from 1994 to 1995. These companies provided consulting services and investment capital. From 1997 to 1999, he was a director and officer of WaveRider Communications, Inc., a company which dealt with wireless broadband technology. From 1990 to 1995, Mr. Krebs served as director and President of TelcoPlus Enterprises Ltd. and its wholly-owned subsidiary, Intertec Telecommunications Inc. Mr. Krebs served as a director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1973 to 1980. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

Tanner Philp

     Mr. Philp is the Chief Financial Officer and Partner of Lions Capital Corp. (a venture capital fund management company) and Chief Financial Officer and Fund Manger for BC Advantage Funds (VCC) Ltd. (a venture capital company) from September 2004 to present; field manager with KPMG LLP (London, UK) (an accounting firm) from September 2001 to September 2002; accountant with KPMG LLP (Vancouver) (an accounting firm) from September 1999 to September 2001. Mr. Philp currently serves as a director of Vigil Health Solutions and Secretary of Urodynamix Technologies, TSX listed companies, Chairman of Conasys Consumer Assurance Systems, Secretary of RewardStream and an Observer at Zeugma Systems. Mr. Philp’s is a member of the Canadian Institute of Chartered Accountants and has a Bachelor of Business Administration concentrated in Finance from Simon Fraser University.

Family Relationships

     There are no family relations among any of our directors or officers.

Involvement In Certain Legal Proceedings.

     Our directors, nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;
  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and
  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Legal Proceedings

     To our knowledge, we are not a party to any material pending legal proceeding as at the date of this Proxy Statement. We anticipate that, from time to time, we periodically may become subject to legal proceedings in the ordinary course of our business.

Vote Required and Board Recommendation

     The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since the beginning of our company's last fiscal year ended December 31, 2008, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

     During the months of August and September 2008, the Company obtained a loan from Tsalix Investments Inc., a company owned by a shareholder and director in the amount of $113,683 (Cdn$120,000). On September 24, 2008, The Company repaid the entire loan in full and paid the accrued interest of $690 (Cdn$712).

     We entered into an exchange agreement dated April 16, 2009 with Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding a principal amount of Cdn$6,737,601 pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of Cdn$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     The proposed transaction constitutes a related party transaction as several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling Cdn$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling Cdn$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into shares of Common Stock at their discretion. See "Proposal 3 – Approval of the Debt Reorganization Transaction" for more information.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

     Pursuant to the terms of our audit committee charter, our audit committee reviews all material related party transactions and communicates to the Board whether or not the audit committee recommends approval of the specific related party transaction. The audit committee charter is attached as Exhibit D to this Proxy Statement. Approval of the exchange agreement and the Debt Reorganization Transaction were not approved by our audit committee do to the unusual circumstances of the particular transaction. Two of the three members of the audit committee were interested persons due to the fact that they, together with their respective spouses, hold a significant amount of promissory notes that are to be exchanged into convertible preferred shares on the closing of the exchange agreement. As a result, the entire Board approved the transaction with both William Laird and William Krebs abstaining from voting with respect to the matters as they specifically related to such persons and both directors executed a Notice of Disclosure which was attached to the resolution and filed with our company's minute book.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2008 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Gary Donahee	1(1)	2(1)	Nil

(1)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 – Statement of Changes in Beneficial Ownership.

CORPORATE GOVERNANCE

     The TSX requires every listed company to disclose on an annual basis its approach to corporate governance. In 2005, the TSX adopted National Instrument 58-101 Disclosure of Corporate Governance Practices, which requires us to disclose certain corporate governance information as is set out in Form 58-101F1 Corporate

Governance Disclosure, which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F1 Corporate Governance Disclosure, is set out in Exhibit C.

     Section 613(9) of the TSX Company Manual requires us to disclose on an annual basis the terms of any security based compensation arrangements and any amendments that were adopted in the last fiscal year. See Exhibit E for our disclosure regarding security based compensation arrangements.

     We currently act with four directors, consisting of Randy Buchamer, William Laird, William Krebs and Tanner Philp. We have determined that William Laird, William Krebs and Tanner Philp are independent directors as defined by Nasdaq Marketplace Rule 4200(a)(15).

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Corporate Governance. We do not have a standing nominating committee but our entire board of directors acts as our nominating committee. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     In the year ended December 31, 2008, there were four meetings held by the Audit Committee. The Audit Committee currently consists of William Laird, William Krebs and Tanner Philp. Mr. Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Mr. Laird and Mr. Philp are also non-employee directors of our company. All of the members of the Audit Committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15) and Multilateral Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. For a description of each members’ education and experience, see the section of this proxy statement entitled "Nominees for Election". The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted its charter for the Audit Committee on April 26, 2002, a copy of which is attached hereto as Exhibit D. The Audit Committee of the Board was formed in February 2000.

     For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled "Proposal 2 Ratification of Selection of Independent Auditors" or Item 14 - "Principle Accountant Fees and Services" of our Form 10-K filed as our Annual Information Form. Our Annual Information Form is available on SEDAR at www.sedar.com.

Audit Committee Financial Expert

     Our board of directors has determined that our company has two audit committee financial experts serving on the audit committee, which persons are William Krebs and Tanner Philp. Both William Krebs and Tanner Philp are chartered accountants. Our board of directors has also determined that William Krebs and Tanner Philp are "independent", as that term is defined by Nasdaq Marketplace Rule 4200(a)(15).

AUDIT COMMITTEE REPORT DATED MARCH 31, 2009

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2008.

     The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission and our proxy statement for its 2009 Meeting.

     As of the date of this report, the Audit Committee of our Board consists of Messrs. Laird, Krebs and Raffa. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Laird
William Krebs
David Raffa

CORPORATE GOVERNANCE COMMITTEE

     In the year ended December 31, 2008, there were two meetings held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Laird and Krebs, each of whom is a non-employee director of our company. All of the members of the Corporate Governance Committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The primary function of the Corporate Governance Committee is to assist the board in developing our company's approach to corporate governance issues and monitoring performance against the defined approach. The Corporate Governance Committee is also responsible for the nomination of directors. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our company's internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board. The Board adopted its charter for the Corporate Governance Committee on March 30, 2006, a copy of which is attached hereto as Appendix I to Exhibit C.

     The Corporate Governance Committee does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Corporate Governance Committee. We, however, encourage stockholders to recommend candidates directly to the Corporate Governance Committee by sending communications to "The Corporate Governance Committee of Voice Mobility International, Inc.," c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8. The Corporate Governance Committee identifies and reports on candidates to be nominated to our Board.

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to "The Board of Directors of Voice Mobility International, Inc.", c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on April 28, 2009 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of April 28, 2009, we had 56,842,571 shares of Common Stock issued and outstanding. Accordingly, 56,842,571 shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William E. Krebs c/o 100 - 4190 Lougheed Highway Salmon Arm, BC V1E 4N7	4,384,935 (2)	7.7%
William H. Laird c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	3,841,991 (3)	6.7%
Randy Buchamer c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	2,086,013 (4)	3.6%
Tanner Philp c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	19,698 (5)	**%
Directors and Executive Officers as a Group (4 persons)	10,332,637(6)	17.5%

**	Less than 1%

(1)

Based on 56,842,571 shares of common stock issued and outstanding as of April 28, 2009. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 2,593,131 shares owned by Margit Kristiansen, Mr. Krebs' wife. Includes 910,000 shares owned by a company of which Mr. Kreb’s wife is a shareholder. Also includes stock options to acquire an aggregate of 255,304 shares of Common Stock exercisable within the next 60 days.

(3)

Includes 339,000 shares owned by Mr. Laird's wife. Includes 400,000 shares owned by Grey Friars Rentals Ltd. of which Mr. Laird is a shareholder. Includes options to acquire an aggregate of 78,581 shares of Common Stock exercisable within the next 60 days.

(4)	Includes options to acquire an aggregate of 1,748,513 shares of Common Stock exercisable within the next 60 days.

(5)	Includes options to acquire an aggregate of 19,698 shares of Common Stock exercisable within the next 60 days.

(6)	Includes options to acquire of 2,102,096 shares of our Common Stock exercisable within the next 60 days.

Changes in Control

     As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise set out below, and other than the election of the nominees to office, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Meeting.

     We entered into an exchange agreement dated April 16, 2009 with Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding a principal amount of Cdn$6,737,601 pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of Cdn$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     The proposed transaction constitutes a related party transaction as several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling Cdn$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling Cdn$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into shares of Common Stock at their discretion.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

     The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2008, who we will collectively refer to as our named executive officers, of our company for the years ended December 31, 2008 and 2007, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Other Annual Compen- sation ($)(2)	Total ($)
Randy Buchamer Chief Executive Officer (3)	2008 2007	164,204 201,755	N/A N/A	N/A N/A	Nil Nil	Nil Nil	Nil Nil	4,926 6,053	169,130 207,808
Mike Seeley Vice President of Sales (4)	2008 2007	129,557 110,095	N/A N/A	N/A N/A	5,168 52,774	Nil Nil	Nil Nil	4,926 4,035	139,651 166,904
Rob Collins Director of Marketing (5)	2008 2007	88,670 108,191	N/A N/A	N/A N/A	12,921 18,972	Nil Nil	Nil Nil	4,926 6,053	106,517 133,216
John Gavin (6)	2008 2007	150,400 50,133	N/A N/A	N/A N/A	5,168 24,125	Nil Nil	Nil Nil	7,200 2,400	162,768 76,658
Dave Ballins (7)	2008 2007	130,400 -	N/A N/A	N/A N/A	5,168 -	Nil Nil	Nil Nil	7,200 -	142,768 -

(1) Reflects the grant date fair value calculated in accordance with FAS 123(R). See "Notes to Financial Statement – Summary of Significant Accounting Policies – Stock Based Compensation" for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FAS 123(R).

(2) Mr. Buchamer, Mr. Seeley, Mr. Collins, Mr. Gavin and Mr. Ballins "All Other Compensation" consists of car allowances.

(3) Compensation was paid to Mr. Buchamer by VMI, our operating subsidiary. Mr. Buchamer, Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. He receives a salary of $164,204 (Cdn$200,000) per year plus a car allowance of $411 (Cdn$500) per month.

(4) Compensation was paid to Mr. Seeley by VMI, our operating subsidiary. Mr. Seeley, Vice President of Sales entered into an indefinite term employment agreement on April 2, 2007. He receives a salary of $86,207 (Cdn$105,000) per year plus and office allowance of $328 (Cdn$400) per month and a car allowance of $411 (Cdn$500) per month. During 2008, Mr. Seeley also received a draw on commission of $3,284 (Cdn$4,000) per month.

(5) Compensation was paid to Mr. Collins by VMI, our operating subsidiary. Mr. Collins, Director of Marketing entered into an indefinite term employment agreement on January 19, 2000. He receives a salary of $88,670 (Cdn$108,000) per year plus a car allowance of $411 (Cdn$500) per month.

(6) Compensation was paid to Mr. Gavin by VMI (US), our operating subsidiary. Mr. Gavin, US Channel Manager entered into an indefinite term employment agreement on September 1, 2007. He receives a salary of $100,000 per year plus and office allowance of $200 per month and a car allowance of $600 per month. During 2008, Mr. Gavin also received a draw on commission of $4,000 per month.

(7) Compensation was paid to Mr. Ballins by VMI (US), our operating subsidiary. Mr. Ballins, US Channel Director entered into an indefinite term employment agreement on January 3, 2008. He receives a salary of $80,000 per year plus and office allowance of $200 per month and a car allowance of $600 per month. During 2008, Mr. Ballins also received a draw on commission of $4,000 per month.

Compensation Discussion and Analysis

     Our Board fulfills the role of a compensation committee and determines compensation for our Chief Executive Officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of our equity plans for executives and all employees.

Executive Compensation Objectives

     Our Board reviews and makes recommendations concerning:

1. the compensation policy with respect to our employees or any of our subsidiaries ensuring that our company is in compliance with all legal compensation reporting requirements;

2. the compensation of our Chief Executive Officer and other officers of our company;

3. management compensation programs including, stock option plans, incentive plans, and perquisites;

4. the annual, or more often if appropriate review of:

(a) management succession plans and process;

(b) performance appraisal and management and employee development programs;

(c) contingency plans in the event of the unexpected disability of key management; and

(d) proposed personnel changes involving officers reporting to the Chief Executive Officer.

Components of Compensation

     Executive compensation consists primarily of base salary and stock options.

Base Salary. We target executives’ base salaries according to salary surveys. In determining each executive officer's base salary, the compensation committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within our company.

Stock Options. Our equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2008 vest ratably over thirty-six months. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at our company and the stock price subsequently increases.

CEO Compensation

     Our Chief Executive Officer's salary and stock option grants follow the policies set forth above. Randy Buchamer succeeded James Hutton as our Chief Executive Officer on August 16, 2001. In deciding on Mr. Buchamer's compensation package, the committee considered compensation practices at companies similar in size and complexity to our company; Mr. Buchamer’s base salary is set at $164,204 (Cdn$200,000) per year. Mr. Buchamer also received stock option stock grant as part of his compensation package.

Stock Option Grants in 2008 to Named Executive Officers

     During 2008, we granted stock option awards to our Chief Executive Officer and Vice President of Sales pursuant to our Second Amended and Restated 1999 Stock Option Plan.

     During 2008, the compensation committee voted to issue a total of 1,235,000 options to other employees, consultants and directors. The exercise price was the closing price on the date of grant and ranged from Cdn$0.20 to

Cdn$0.23 per share. 1,235,000 options will vest over a three-year period from the grant date. The options were granted to eleven employees. The grants ranged in size from 20,000 to 200,000 with the average being 79,091. 365,000 options were granted to our independent directors and secretary.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes equity awards granted to our named executive officers that were outstanding as of December 31, 2008.

Option Awards						Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Randy Buchamer (1)	1,674,442	93,858	N/A	0.65 (1)	5 years from grant	N/A	N/A	N/A	N/A
Mike Seeley (2)	227,078	172,922	N/A	0.21 (2)	5 years from grant	N/A	N/A	N/A	N/A
Rob Collins (3)	335,449	132,751	N/A	0.42 (3)	5 years from grant	N/A	N/A	N/A	N/A
John Gavin (4)	95,388	154,612	N/A	0.18 (4)	5 years from grant	N/A	N/A	N/A	N/A
Dave Ballins (5)	40,228	209,772	N/A	0.18 (5)	5 years from grant	N/A	N/A	N/A	N/A

(1) Includes a grant made on March 18, 2004 for 658,800 options at an exercise price of $0.70 (Cdn$0.85) per share; a grant made on February 16, 2005 for 108,800 options at an exercise price of $0.53 (Cdn$0.65) per share; a grant made on August 24, 2005 for 491,900 options at an exercise price of $0.81 (Cdn$0.99) per share; a grant made on March 30, 2006 for 108,800 options at an exercise price of $0.65 (Cdn$0.79) per share and a grant made on August 22, 2006 for 400,000 options at an exercise price of $0.41 (Cdn$0.50) per share.

(2) Includes a grant made on July 24, 2007 for 350,000 options at an exercise price of $0.22 (Cdn$0.27) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(3) Includes a grant made on March 18, 2004 for 54,400 options at an exercise price of $0.70 (Cdn$0.85) per share; a grant made on February 16, 2005 for 54,400 options at an exercise price of $0.53 (Cdn$0.65) per share; a grant made on April 6, 2005 for 75,000 options at an exercise price of $0.57 (Cdn$0.70) per share; a grant made on March 30, 2006 for 54,400 options at an exercise price of $0.65 (Cdn$0.79) per share; a grant made on February 20, 2007 for 55,000 options at an exercise price of $0.38 (Cdn$0.46) per share, a grant made on July 24, 2007 for 50,000 options at an exercise price of $0.22 (Cdn$0.27) per share and a grant made on July 31, 2008 for 125,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(4) Includes a grant made on September 4, 2007 for 200,000 options at an exercise price of $0.19 (Cdn$0.23) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(5) Includes a grant made on July 2, 2008 for 200,000 options at an exercise price of $0.19 (Cdn$0.23) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

Aggregate Option Exercises in 2008 by Executive Officers

     The following table provides information as to options exercised, if any, by each of the named executive officers in 2008 and the value of options held by those officers at year-end measured in terms of the last reported sale price for the shares of our common stock on December 31, 2008 ($0.03) .

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2008		Value of Unexercised In-the -Money Options at December 31, 2008 (1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Buchamer	Nil	-	1,674,442	93,858	-	-
Mike Seeley	Nil	-	227,078	172,922	-	-
Rob Collins	Nil	-	335,449	132,751	-	-
John Gavin	Nil	-	95,388	154,612	-	-
Dave Ballins	Nil	-	40,228	209,772	-	-

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2008 ($0.04 per share on OTC Bulletin Board) and the exercise price of the individual's options.

Compensation of our Company's Directors

     Our non-employee directors are granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

     The following table summarizes compensation paid to all of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Raffa(1)	Nil	Nil	10,336	N/A	N/A	N/A	10,336
William Krebs	Nil	Nil	10,336	N/A	N/A	N/A	10,336
William H. Laird	Nil	Nil	10,336	N/A	N/A	N/A	10,336

(1) David Raffa resigned as a director of our company on April 27, 2009.

     We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected to receive stock options to purchase common shares as awarded by our board of directors or through our compensation committee. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Employment Agreement with Our Named Executive Officers

     Randy Buchamer, Chief Executive Officer of our Company and our subsidiary, entered into an employment agreement on August 16, 2001. Except for any accrued salary, Mr. Buchamer is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Buchamer's employment as Chief Executive Officer, or in connection with Mr. Buchamer's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Buchamer received a salary of $164,204 (Cdn$200,000) plus a car allowance of $411 (Cdn$500) per month.

     Mike Seeley, Vice President of Sales, entered into an employment agreement on April 2, 2007. Except for any accrued salary, Mr. Seeley is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Seeley's employment as Vice President of Sales, or in connection with Mr. Seeley's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Seeley received a salary of $86,207 (Cdn$105,000), a draw on commission of $39,409 (Cdn$48,000), a car allowance of $4,926 (Cdn$6,000) and an office allowance of $ 3,941 (Cdn$4,800).

     Rob Collins, Director of Marketing, entered into an employment agreement on January 19, 2000. Except for any accrued salary, Mr. Collins is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Collins's employment as Director of Marketing, or in connection with Mr. Collins’s responsibilities following a change in control. During the year ended December 31, 2008, Mr. Collins received a salary of $88,670 (Cdn$108,000) plus a car allowance of $411 (Cdn$500) per month.

     John Gavin, US Channel Manager, entered into an employment agreement on September 1, 2007. Except for any accrued salary, Mr. Gavin is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Gavin's employment as US Channel Manager, or in connection with Mr. Gavin's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Gavin received a salary of $100,000, a draw on commission of $48,000, a car allowance of $7,200 and an office allowance of $ 2,400.

     Dave Ballins, US Channel Director, entered into an employment agreement on January 3, 2008. Except for any accrued salary, Mr. Ballins is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Ballins' employment as US Channel Director, or in connection with Mr. Ballins' responsibilities following a change in control. During the year ended December 31, 2008, Mr. Ballins received a salary of $80,000, a draw on commission of $48,000, a car allowance of $7,200 and an office allowance of $ 2,400.

EQUITY COMPENSATION PLAN INFORMATION

     We adopted our current stock option plan, entitled the Second Amended and Restated Stock Option Plan on April 25, 2001 and approved by our stockholders on June 14, 2001. The following table provides a summary of the number of options granted under our stock option plan, the weighted average exercise price and the number of options remaining available for issuance all as at December 31, 2008.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	7,733,585	$0.53	1,551,451
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,733,585	$0.53	1,551,451

(1)

The maximum number of options issuable under our stock option plan is 12,000,000, less 9,948,549 options that have been granted and exercised under the plan and less 500,000 options, which the Toronto Stock Exchange required that we remove from the plan in connection with a transaction with Aliant Inc. in December 2001.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited our financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under the sections of this proxy statement entitled "Committees of the Board of Directors" on page 10 and "Audit Committee Report" on page 11.

     Our Audit Committee has considered and determined that the services provided by Ernst & Young are compatible with maintaining the independence of the principal accountant.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2008 and 2007. This included the following fees:

	2008	2007
Audit Fees	$81,000	$95,000
Audit Related Fees	-	-
Tax Fees	11,000	11,000
All Other Fees	1,000	1,000
Total Fees	$93,000	$107,000

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to Ernst & Young LLP.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP.

     The Securities and Exchange Commission requires that, before Ernst & Young LLP is engaged by our Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee; or

  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

     The Audit Committee has considered the nature and amount of the fees billed by Ernst & Young LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP's independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF ERNST & YOUNG AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF THE DEBT REORGANIZATION TRANSACTION

Summary

     Our company has signed, and our board of directors has approved, an exchange agreement dated April 16, 2009, among our company, Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding a principal amount of Cdn$6,737,601 pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of Cdn$0.35 per preferred share. The convertible preferred shares will be convertible into shares of Common Stock on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven. As of the record date of April 28, 2009, our company had accrued aggregate interest of Cdn$2,744,457 pursuant to the outstanding promissory notes.

     The closing of the exchange agreement is subject to the satisfaction of several conditions, including disinterested shareholder approval of the transaction at the Meeting and approval from the Toronto Stock Exchange. The closing is also conditional upon shareholders approving the alteration of our company’s Articles of Incorporation to increase the number of authorized preferred shares from one million to twenty million that may be issued by the directors in their discretion which shareholders are being asked to approve pursuant to Proposal 4 discussed below.

     Our Articles of Incorporation, Bylaws and the corporate law under the Nevada Revised Statutes do not require our shareholders to approve the exchange agreement or the transactions contemplated by the Debt Reorganization Transaction. Multilateral Instrument 61-101 and the policies of the Toronto Stock Exchange require our company to seek shareholder approval for the exchange agreement and all transactions contemplated by the Debt Reorganization Transaction as a single matter to be approved at the Meeting.

The Business Purpose for the Transaction

     The entry into the exchange agreement represents a continuation of the commitment by our company to clean up our balance sheet and reduce debt. The closing of the exchange agreement is expected to eliminate approximately Cdn$6.7 million in debt from the elimination of outstanding promissory notes and result in the forgiveness of all accrued interest underlying the promissory notes.

     The exchange price of the preferred shares is slightly below 3 times our company's current market price. As of the record date of April 28, 2009, the closing price of our company's stock as reported on the Toronto Stock Exchange was Cdn$0.125.

Rights and Restrictions of Preferred Shares

     On the closing date, our company intends to create a new series of preferred shares to be issued upon the closing of the exchange agreement which will be convertible into common shares on a one for one basis, retractable by the holder following the ten year anniversary from the date of grant at Cdn$0.35 per share and redeemable by our company at any time upon 30 days notice at Cdn$0.35 per share. The preferred shares are non-voting and not entitled to dividends.

     Our company intends to designate the preferred shares as Series C Non Voting Convertible Preferred Stock, which will have a par value of US$0.001 per preferred share.

     In the event of any liquidation, dissolution or winding up of the affairs of our company, whether voluntary or involuntary, the holders of the preferred shares will be entitled to be paid first out of the assets of our company available for distribution to holders of our company's capital stock of all classes, before payment or distribution of any of such assets to the holders of the shares of Common Stock or any other class or series of our company's capital stock designated to be junior to the preferred shares, an amount equal to $0.35 per preferred share (which amount will be subject to equitable adjustment whenever there occurs a combination of shares, reclassification, subdivision, consolidation or other similar event with respect to the preferred shares), and thereafter the assets of our company will be distributed to the holders of the shares of Common Stock. If the assets of our company are insufficient to permit the payment in full to the holders of the preferred shares of all amounts distributable to them under this section, then the entire assets of our company available for such distribution will be distributed rateably among the holders of the preferred shares.

     Our operating subsidiary has agreed to secure the potential redemption or retraction amount that may be payable by our company to the holders of the convertible preferred shares upon the redemption or retraction of such shares. Our operating subsidiary has agreed to grant a fixed security interest in favor of the holders in all personal property held by our operating subsidiary and a floating charge against all real and personal property held or later acquired by our operating subsidiary. Upon the closing of the exchange agreement, our operating subsidiary will enter into the general security agreement attached as Schedule E to the exchange agreement.

     Pursuant to the terms of the exchange agreement, we have also agreed to grant registration rights to the holders of the preferred shares to register the shares of Common Stock issuable upon the conversion of the preferred shares. Upon the closing of the exchange agreement, our company has agreed to enter into the Registration Rights Agreement with each of the holders of the preferred shares to grant demand rights to such persons. Upon receiving a demand notice from such holders, our company is required to undertake commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission within 60 days of receiving the notice and required to undertake commercially reasonable efforts to ensure the registration statement is declared effective within 120 days of receiving the notice. Our company is not subject to any penalties in the event we require additional time to file the registration statement or to ensure it is effective. The form of the registration rights agreement is set out as Schedule D to the exchange agreement.

Description of Interested Parties

     Several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company and William Krebs is the Chairman of the Board. William Laird and his spouse currently hold promissory notes totaling Cdn$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling Cdn$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into shares of Common Stock at their discretion. William Krebs currently holds 4,384,935 shares of Common Stock (7.7%) and William Laird currently holds 3,841,991 shares of Common Stock (6.7%) . Collectively, they currently hold 8,226,926 shares of Common Stock (14.4%), including 333,885 stock options that are exercisable within the next 60 days.

     Assuming conversion of all of the 19,250,280 preferred shares, our company will have 76,092,851 shares of Common Stock issued and outstanding. Upon such conversion, William Krebs will hold 10,267,075 shares of Common Stock (13.5%), including 8,360,986 common shares which will be held by Mr. Krebs’ wife and 910,000 common shares held by a company of which Mr. Krebs’ wife is a shareholder. The number also includes stock options to acquire an aggregate of 255,304 common shares exercisable within the next 60 days.

     Upon such conversion, William Laird will hold 9,545,773 shares of Common Stock (12.5%), including 660,428 common shares which will be held by Mr. Laird’s wife. The number also includes 400,000 common shares owned by Grey Friars Rentals Ltd. of which Mr. Laird is a shareholder. Also includes options to acquire an aggregate of 78,581 common shares within the next 60 days.

     Upon the conversion of all preferred shares, William Krebs and William Laird will collectively hold 19,812,848 shares of Common Stock (26.0%) .

Approval of the Transaction

     The exchange agreement and the transactions contemplated thereunder were approved by the board of directors, including the two independent directors of our company. William Laird and William Krebs executed a notice of disclosure disclosing their interest in the transaction, and such directors abstained from voting on the particular resolution with respect to the issuance of preferred shares to such directors on the closing of the exchange agreement and the issuance of shares of Common Stock upon the conversion of the preferred shares.

     Neither our company nor, to the knowledge of our company after reasonable inquiry, William Laird, William Krebs and their respective spouses, have knowledge of any material information concerning our company or our securities that has not been generally disclosed.

     As the closing of the proposed Debt Reorganization Transaction contemplated by the exchange agreement involves the potential issuance of a large number of shares of Common Stock to several directors and their spouses, Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission and the policies of the Toronto Stock Exchange require our company to obtain disinterested shareholder approval of the exchange agreement and the transactions contemplated thereunder at the Meeting. Our company is required to obtain disinterested shareholder approval by the Toronto Stock Exchange because the value of preferred shares issuable by our company upon the exchange of the promissory notes held by insiders exceeds 10% of our company’s market capitalization and because the number of shares of Common Stock issuable upon conversion of the preferred shares will be greater than 25% of our company’s current number of issued and outstanding shares.

     As a result of these requirements, the shares of Common Stock held by William Laird and William Krebs, and the shares of Common Stock held by their respective affiliates and associates, will be excluded from the votes cast at the Meeting with respect to the Debt Reorganization Transaction. Based solely on the review of documents filed with the Securities and Exchange Commission regarding the shareholdings of William Laird and William Krebs, the Company expects to exclude 3,763,410 shares of Common Stock currently held by William Laird and persons affiliated and associated with William Laird and 4,129,631 shares of Common Stock currently held by William Krebs and persons affiliated and associated with William Krebs. Our company expects to exclude a total of 7,893,041 shares of Common Stock, or 13.9% of our issued and outstanding common shares from voting with respect to the Debt Reorganization Transaction at the Meeting. In addition to such shareholdings, Mr. Krebs and Mr. Laird collectively hold 333,885 stock options which were not exercised prior to the record date. Although the 333,885 shares underlying the stock options are included in their respective shareholdings for the purposes of calculating beneficial ownership as required under applicable securities laws, such securities have no effect on the number of shares of Common Stock capable of being voted at the Meeting.

Formal Valuation

     Our company is relying on an exemption to provide a valuation report in connection with the exchange agreement set out in section 6.3(2) of Multilateral Instrument 61-101.

General Effect of Debt Reorganization Transaction on Existing Shareholders

     The closing of the exchange agreement will result in the elimination of Cdn$6.7 million pursuant to outstanding promissory notes. This will reduce the current liabilities of our company and increase our working capital position. In addition, all accrued interest on the promissory notes will be forgiven upon the closing of the exchange agreement.

     Upon the issuance of the preferred shares, the holders will be permitted to exchange such shares for shares of Common Stock on a one for one basis. As we will issue 19,250,280 preferred shares on the closing date, significant dilution may result in the event such holders elect to convert their shares. There are currently 56,842,571 shares of Common Stock issued and outstanding. The conversion of all 19,250,280 preferred shares will result in 76,092,851 shares of Common Stock issued and outstanding, with the 19,250,280 shares of Common Stock issuable upon conversion of the preferred shares representing 25.3% of the issued and outstanding shares. The 19,250,280 shares of Common Stock issuable upon conversion of the preferred shares represents 33.9% of our company's current number of issued and outstanding shares of Common Stock. See the information set out above under "Description of Interested Parties" for disclosure related to the shareholdings of the interested parties to the proposed transaction.

Additional Information

     A copy of the exchange agreement is attached to this Proxy Statement as Exhibit B and a copy of the proposed rights and restrictions of the preferred shares that we intend to file with the Secretary of State of Nevada following the closing of the exchange agreement is attached as Schedule B to the attached exchange agreement.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, and excluding the interested shareholders, will be required to approve the Debt Reorganization Transaction.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE DEBT
REORGANIZATION TRANSACTION.

PROPOSAL 4
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     Subject to obtaining disinterested shareholder approval of the Debt Reorganization Transaction at the Meeting, the Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of preferred shares that may be issuable in series by our Board in their discretion from 1,000,000 preferred shares to 20,000,000 preferred shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized preferred shares of our company.

     Our Board is seeking approval to amend our Articles of Incorporation to authorize the issuance of the additional preferred shares that are required to be issued upon the closing of the exchange agreement. Our current Articles of Incorporation permit the issuance of up to 1,000,000 preferred shares. However, upon the closing of the exchange agreement, we are required to issue 19,250,280 preferred shares upon the exchange of the aggregate principal amount of Cdn$6.7 million in secured promissory notes. Without an increase in the authorized number of preferred shares, we will be unable to close the exchange agreement.

     A copy of the Certificate of Amendment is attached as Schedule C to the attached exchange agreement.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the amendment to the Articles of Incorporation.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO
THE ARTICLES OF INCORPORATION.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than January 8, 2010 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2010 Annual Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than January 8, 2010. While the Board will consider stockholder proposals, we reserve the right to omit from our 2010 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Secretary of our company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

"HOUSEHOLDING" OF PROXY MATERIAL

     The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, commonly referred to as "householding", potentially means extra conveniences for shareholders and cost savings for companies.

     A number of brokers with accountholders who are shareholders of our Company may be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" may continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

     Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2008. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of April 28, 2009.

AVAILABILITY OF FORM 10-K

     A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Harry Chan, Controller, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Computershare Trust Company, address 100 University Avenue, 9th floor, Toronto, Ontario, Canada M5J 2Y1.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended December 31, 2008. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: Randy Buchamer, Chief Executive Officer, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended December 31, 2008 and December 31, 2007, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ William Krebs
William Krebs
Chairman of the Board

Dated: May 8, 2009

EXHIBIT A

Debt Reorganization Transaction Resolution

BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1. The exchange agreement dated April 16, 2009 among the Company, Voice Mobility Inc., a wholly-owned operating subsidiary of the Company ("Subco"), and the seven persons holding an aggregate principal amount of Cdn$6.7 million of secured promissory notes (the "Holders"), included as Exhibit B to the Proxy Statement, as the same may be, or may have been, amended, modified or supplemented (the "Exchange Agreement"), and the actions of the directors of the Company in executing and delivering the Exchange Agreement and causing the performance of the Company of it obligations thereunder, are hereby confirmed, ratified and approved and the Company is hereby authorized to deliver the Exchange Agreement and to execute and deliver any other agreements and instruments necessary to effect the Exchange Agreement, with such changes, if any, as may be authorized by any director or officer executing the same on behalf of the Company, whose signature thereon will be conclusive evidence of such approval;

2. Upon the closing of the Exchange Agreement, the Company be and is hereby authorized to issue 19,250,280 Series C Non Voting Convertible Preferred Stock, US$0.001 par value (each, a "Preferred Share") to the Holders as set out in Schedule A to the Exchange Agreement as duly issued, fully paid and non-assessable;

3. Upon the conversion of the Preferred Shares to be issued to the Holders, the Company be and is hereby authorized to issue such number of common shares in the capital of the Company to the Holders in accordance with the rights and restrictions of the Preferred Shares as set out in the Certificate of Designation as duly issued, fully paid and non-assessable; and

4. Any such officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered, all such other documents, agreements and instruments and to perform or cause to be performed all such other acts and things as he may determine necessary or desirable to implement these resolutions and the matters authorized hereby, including the transactions contemplated or required by the Exchange Agreement, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

EXHIBIT B

Exchange Agreement

EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of April 16, 2009, is made by and among Voice Mobility International, Inc., a Nevada corporation (the “Company”), Voice Mobility Inc., a Canadian corporation and wholly-owned subsidiary of the Company (“Subco”) and each of the holders named on Schedule A attached hereto (each a “Holder” and collectively the “Holders”).

     WHEREAS, the Holders hold certain of Subco’s Series C, D, E, F, G and H Promissory Notes as set forth on the signature pages hereof and Schedule A (the “Notes”); and

     WHEREAS, the Company, Subco and the Holders wish to provide for the terms and conditions pursuant to which the Holders shall receive, in exchange for their Notes and the forgiveness of all unpaid interest thereon, shares of the Company’s Series C Non Voting Convertible Preferred Stock, $0.001 par value (the “Series C Preferred”), having the rights and preferences set forth on the Certificate of Designation of Series C Preferred to be filed with the Secretary of State of the State of Nevada in the form set out on Schedule B attached hereto (the “Certificate of Designation”); and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.      Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section:

“Affiliates” has the same meaning as found in the Securities Act (Ontario);

“Agent Agreement” means the Agent Agreement dated as of the Closing Date between Andrew Bury as agent and each of the Holders in the form set out on Schedule G attached hereto;

“Associates” has the same meaning as found in the Securities Act (Ontario);

“Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the Securities to the Holders;

“Business Day” means any day other than a Saturday, Sunday or other day that chartered banks are closed for business in Vancouver, British Columbia;

“Certificate of Amendment” means the Certificate of Amendment to be filed with the Secretary of State of the State of Nevada to increase the authorized number of Preferred Shares from 1,000,000 to 21,000,000, to be filed in the form set out on Schedule C attached hereto upon receipt of shareholder and Exchange approval;

“Closing” means the closing of the Transaction;

“Closing Date” means the day when all of the Transaction Documents have been executed and delivered by the applicable parties, and all conditions set forth in Section 11 are satisfied, or such other date as the parties may agree;

“Common Shares” means the common shares in the capital of the Company;

“Conversion Shares” means the Common Shares issuable upon the conversion of the Series C Preferred;

“Exchange” means the Toronto Stock Exchange;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Former Agent Agreements” means the Lender’s Agent Agreements dated September 9, 2003 between William Laird and each of the Holders as such agreements may have been amended or assigned from time to time;

“Former GSA” means the General Security Agreement dated 2003 between Subco and William Laird, as such agreement may have been amended from time to time;

“Former Guarantees” means the Guarantees dated 2003 between the Company and each of the Holders as such agreements may have been amended from time to time;

“Guarantee” means the Guarantee dated as of the Closing Date signed by Subco to guarantee and secure the amounts payable by the Company to the Lenders upon the redemption or retraction of the Series C Preferred in the form set out in Schedule H attached hereto;

“Insiders” has the same meaning as found in the Securities Act (Ontario) and also includes Associates and Affiliates of the Insider;

“Majority of the Minority Shareholder Approval” means approval from a majority of the votes cast by shareholders of the Company who are present in person or by proxy and excluding votes cast by Insiders in accordance with the policies of the Exchange;

“Preferred Shares” means the preferred shares in the capital of the Company;

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Company and the Holders in the form set out on Schedule D attached hereto;

“SEC” means the United States Securities and Exchange Commission;

“Securities” means the Common Shares and the Series C Preferred;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Security Agreement” means the General Security Agreement, dated as of the Closing Date, among Subco and the Holders in the form set out on Schedule E attached hereto, whereby Subco will, following the execution of the Guarantee, grant a fixed security interest in favour of the Holders in all personal property now or hereafter acquired or held by Subco and a floating charge in favour of the Holders against all real and personal property held or later acquired by Subco and not specifically charged in favour of the Holders;

“Transaction” means the exchange of the Notes by the Holders in consideration for the issuance of the Series C Preferred equal to the amount of the outstanding principal due on the Notes; and

“Transaction Documents” means this Agreement, the Agent Agreement, the Registration Rights Agreement, the Security Agreement, the Guarantee, the Certificate of Designation, the Certificate of Amendment and any other documents or agreements executed in connection with the transactions contemplated hereunder.

2.      Exchange. The Company, Subco and the Holders hereby agree that on the Closing Date, the Notes shall be exchanged for an amount of Series C Preferred equal to the amount of the outstanding principal due on the Notes being exchanged divided by $0.35, as indicated on the signature page of the respective Holder.

3.      Accrued Interest. The Holders agree that, at the effective time of the Closing, all accrued interest payable by Subco to the Holders pursuant to the Notes shall be forgiven.

4.      Registration Rights. The Conversion Shares shall be registered by the Company pursuant to and subject to the terms of the Registration Rights Agreement.

5.      Shareholders’ Meeting. Prior to the date that the Company holds its next annual general meeting or annual and special general meeting, and provided that such approval is necessary to approve the Transaction, each Holder may, by written notice to the Company, require the Company to hold a special shareholders’ meeting (the “Special Meeting”) in accordance with Applicable Securities Law. Upon receipt of such notice, the Company agrees to carry out its commercially reasonable efforts to promptly hold the Special Meeting and recommend to shareholders that such shareholders approve the Transaction.

6.      Notes. The Company, Subco and the Holders agree that as of the Closing Date, the Notes converted into the Series C Preferred pursuant to this Agreement shall be cancelled and have no value. Each Holder agrees to send to the Company as promptly as possible following the Closing Date its original Note or a certificate of destruction reasonably acceptable to the Company. The Holder acknowledges and agrees that the Company will not send the original certificate representing the Series C Preferred to such Holder until the Company receives the original Note or certificate of destruction reasonably acceptable to the Company from such Holder; provided that the Company will deliver by overnight mail within two Business Days of receiving the original Note or certificate of destruction reasonably acceptable to the Company the original certificate representing the Series C Preferred to such Holder.

7.      Termination of Agreements. The Company, Subco and the Holders agree that as of the Closing Date, the Former GSA, the Former Agent Agreements, the Former Guarantees and any other agreements or documents related thereto shall terminate without any other action on the part of the parties hereto and be of no force or effect.

8.      Further Assurances. In connection with the exchange of the Notes, each of the Holders, by entering into this Agreement, agrees to execute all agreements and other documents as reasonably requested by the Company and Subco.

9.      Company and Subco Representations and Warranties. The Company and Subco represent, warrant and covenant to the Holders as follows:

(a)

Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted. Subco is a corporation duly organized, validly existing and in good standing under the laws of Canada and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

(b)

Authority; Enforceability. The Company and Subco each has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its respective obligations hereunder. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Certificate of Designation and the Certificate of Amendment and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize such agreements and documents, or to consummate the transactions so contemplated. The execution, delivery and performance of this Agreement, the Guarantee and the Security Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Subco and no other corporate proceedings on the part of Subco are necessary to authorize this Agreement, the Guarantee and the Security Agreement or to consummate the transactions so contemplated. The Agreement has been duly executed by the Company and Subco, and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company and Subco, enforceable against each entity in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)	Conversion Shares. The Conversion Shares issued upon conversion of the Series C Preferred will be, when issued, free from liens, duly authorized, validly issued, fully paid and non-assessable.

(d)

No Other Representations or Warranties. Except as set forth above in this Section 9, no other representations or warranties, express or implied, are made in this Agreement by the Company or Subco to the Holders.

10.      Holders Representations and Warranties. Each Holder hereby, for itself and for no other Holder, represents and warrants as of the date hereof and as of the Closing Date to the Company and Subco as follows:

(a)

Organization; Authority. Except for Holders who are individuals, each Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Holder of the transactions contemplated by this Agreement, the Agent Agreement, the Registration Rights Agreement and the Security Agreement and the performance by each Holder of the transactions contemplated by such agreements has been duly authorized by all necessary action on the part of each Holder. The Agreement has been duly executed by each Holder, and when delivered by each Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of each Holder, enforceable against it, except (if applicable) (i) as such enforceability may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account. Each Holder understands that the Securities are restricted securities and have not been registered under the Securities Act or any applicable state or provincial securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state or provincial securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state or provincial securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities in violation of the Securities Act or any applicable state or provincial securities law. Each Holder is acquiring the Securities hereunder in the ordinary course of its business. Each Holder does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

(c)

Holder Status. At the time each Holder was offered the Securities, it was, at the date hereof it is, and on each date on which it converts the Series C Preferred, it will be an “accredited investor” as defined in National Instrument 45-106 and an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Each Holder agrees to provide the Company with any evidence it requires to establish such Holder as an “accredited investor” or as required by Applicable Securities Laws.

(d)

Restricted Securities. The Holders acknowledge that the Securities issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under Applicable Securities Legislation and as a result, may not be sold, transferred or otherwise disposed of, except pursuant to an effective registration statement under the Securities Act or a prospectus which has been issued a receipt in accordance with applicable provincial securities laws, or pursuant to an exemption from, or in a transaction not subject to, the registration and/or prospectus requirements of such laws.

(e)

Exemptions. The Holders acknowledge that the Company has advised such Holders that the Company is relying on an exemption from the prospectus and registration requirements of the Applicable Securities Legislation, and, as a consequence, the Holders will not be entitled to certain protections, rights and remedies available under Applicable Securities Legislation, including statutory rights of rescission or damages, and the Holders will not receive information that would otherwise be required to be provided to the Holders pursuant to Applicable Securities Legislation.

(f)

Legending of Securities. The Holders acknowledge that upon the issuance thereof, and until such time as the same are no longer required under Applicable Securities Legislation, the certificates representing any of the Securities will bear the legends in substantially the form set out in Schedule F attached hereto.

(g)

Experience of Holders. Each Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Each Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(h)

General Solicitation. Each Holder is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(i)

Access to Information. Each Holder acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(j)

Certain Trading Activities. Each Holder has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Holder, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales (as defined below) involving the Company’s securities) since it was contacted by the Company in December, 2008 regarding this transaction. Such Holder covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Holder has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Holder will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Other than to other parties to this Agreement, each Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). As used herein, “Short Shares” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

(k)

Independent Investment Decision. Each Holder has independently evaluated the merits of its decision to exchange such Holder’s Notes for Series C Preferred pursuant to this Agreement, and each Holder confirms that it has not relied on the advice of any other Holder’s business and/or legal counsel in making such decision.

(l)

Holder Representations and Warranties. The Company and Subco acknowledge and agree that each Holder does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 10.

11.      Mutual Closing Conditions. The obligations of each of the parties to this Agreement to complete the Transaction are subject to the fulfillment or mutual waiver by each of the parties hereto of the following conditions:

(a)	the representations and warranties of each party set out in this Agreement shall be true and correct on and as of the date of this Agreement and the Closing Date;

(b)

each party shall have performed each covenant or obligation to be performed by it hereunder in favour of the other parties, except that the parties acknowledge that the covenant to prepare, file and deliver a Registration Statement shall not be a considered a condition precedent to Closing and will be effected by the Company after the Closing Date in accordance with the terms of the Registration Rights Agreement;

(c)

the Transaction, this Agreement, the Registration Rights Agreement, the Agent Agreement, the Security Agreement, the Guarantee, the Certificate of Designation and the Certificate of Amendment shall have been approved by the board of directors of the Company, Subco and the Holders, as applicable;

(d)

the filing of the Certificate of Amendment to amend the Articles of Incorporation to increase the authorized number of Preferred Shares issuable by the Company shall have been approved by the shareholders of the Company in accordance with Applicable Securities Laws, the Exchange and the SEC;

(e)

the filing of the Certificate of Designation to establish the Series C Preferred shall have been approved by the shareholders of the Company in accordance with Applicable Securities Laws, the Exchange and the SEC;

(f)

the Transaction shall have been approved by the Exchange, the SEC shall not have issued any comments with respect thereto and the Company shall have obtained Majority of the Minority Shareholder Approval, if required, with respect to the Transaction;

(g)

no order or decree of any domestic or foreign court, tribunal, governmental agency or other regulatory authority or administrative agency, board or commission, and no law, regulation, policy, directive or order shall have been enacted, promulgated, made, issued or applied to cease trade, enjoin, prohibit or impose material limitations on the Transaction or the transactions contemplated hereby;

(h)	there shall not exist any prohibition at law against the completion of the Transaction; and

(i)	this Agreement shall not have been terminated pursuant to the terms hereof.

12.      Closing Deliveries of the Holders. On or before the Closing Date, the Holders shall deliver, or have delivered, to the Company the following:

(a)	the duly executed Agreement, the Agent Agreement, the Registration Rights Agreement, the Guarantee and the Security Agreement and other documents and agreements contemplated thereunder; and

(b)	copies of the executed Notes.

13.      Closing Deliveries of the Company and Subco. On or before the Closing Date, the Company and or Subco shall deliver, or have delivered, to the Holders the following:

(a)	the duly executed Agreement, the Registration Rights Agreement and the Security Agreement;

(b)	evidence reasonably satisfactory to the Holders that the Certificate of Amendment was filed with the Secretary of State of the State of Nevada and became effective;

(c)	evidence reasonably satisfactory to the Holders that the Certificate of Designation was filed with the Secretary of State of the State of Nevada and became effective; and

(d)

a copy of the signed stock certificate for the number of Series C Preferred as specified next to each Holder’s name on Schedule A hereto under the heading “Number of Series C Non Voting Convertible Preferred Shares to be Issued Upon the Closing Date”, registered in the name of such Holder; provided that the Company will deliver the original certificate representing the Series C Preferred to such Holder pursuant to Section 6.

14.      Termination

(a)	This Agreement may be terminated at any time prior to the Closing Date by:

	(i)	mutual agreement among the Company, Subco and the Holders;

(ii)

the Company and Subco, if there has been a material breach by the Holders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Holders that is not cured, to the reasonable satisfaction of the Company and Subco, within ten business days after notice of such breach is given by the Company and Subco (except that no cure period will be provided for a breach by the Holders that by its nature cannot be cured);

(iii)

the Holders, if there has been a material breach by the Company or Subco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company or Subco that is not cured, to the reasonable satisfaction of the Holders, within ten business days after notice of such breach is given by the Holders (except that no cure period will be provided for a breach by the Company or Subco that by its nature cannot be cured); or

	(iv)	any party hereto if:

		A.	an injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement,

		B.	the Company is unable to obtain Majority of the Minority Shareholder Approval with respect to the Transaction, if required,

C.

the Company is unable to obtain Exchange or shareholder approval, or unable to clear any SEC comments, with respect to the increase in the number of authorized Preferred Shares or the establishment of the Series C Preferred, or

		D.	the Company is unable to obtain Exchange approval or clear any SEC comments with respect to the Transaction and the matters contemplated thereunder.

15.      Effect of Termination

(a)

In the event of the termination of this Agreement as provided by Section 14, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

16.      Miscellaneous.

(a)

Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date and shall not be limited or affected by any investigation by or on behalf of any party hereto.

(b)

Further Assurances. Each of the Company, Subco and Holder will use its, as the case may be, best reasonable efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

(c)

Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents, exhibits and instruments referred to herein, including, without limitation, the Registration Rights Agreement, the Security Agreement, the Agent Agreement, the Certificate of Designation and the Certificate of Amendment) (i) constitutes the entire agreement and supersedes all prior agreements, and understandings and communications, both written and oral, among the parties with respect to the subject matter hereof, and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(d)

Governing Law. This Agreement shall be exclusively governed and construed in accordance with the laws of the Province of British Columbia without regard to any applicable principles of conflicts of law.

(e)

Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document and may be executed by facsimile transmission or other means of electronic transmission capable of producing a printed copy.

(f)	Amendment and Modification. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

(g)

Independent Legal Advice. With respect to the preparation of the Transaction Documents and the rights and obligations herein, each of the parties to this Agreement acknowledges and agrees that Clark Wilson LLP has acted solely to the Company and Subco, that all other parties to this Agreement acknowledge and confirm that they have been advised to seek, and have sought or have otherwise waived, independent legal advice with respect to this Agreement and the documents delivered pursuant hereto and that Clark Wilson LLP is not protecting the rights and interests of any other party to this Agreement.

(h)

Notices. All communications, notices, instructions and consents provided for herein or in connection herewith will be in writing and be sent to the address below and will be (i) given in person, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by means of telex, facsimile or other means of wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or (iv) sent by a reputable nationwide overnight courier service. Any such communication, notice, instruction or consent will be deemed to have been delivered: (v) on receipt if given in person; (vi) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, (vii) on the date of transmission if sent by telex, facsimile or other means of wire transmission (if such transmission is on a Business Day, otherwise on the next Business Day following such transmission), or (viii) one Business Day after it is sent via a reputable nationwide overnight courier service. Notices will be addressed as follows; provided, however, that if the Company designates a different address by notice to the Holders or a Holder designates a different address by notice to the Company, then to the last address so designated:

To the Company or Subco:

Voice Mobility International, Inc.
4190 Lougheed Highway, Suite 100
Burnaby, British Columbia V5C 6A8
Attention: Chief Executive Officer

with a copy to:

Virgil Hlus
Clark Wilson LLP
800 – 885 W Georgia Street
Vancouver, British Columbia, Canada V6C 3H1
(604) 687-5700 telephone
(604) 687-6314 fax

To the Holders: To the address listed on Schedule A

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

VOICE MOBILITY INTERNATIONAL, INC.

By:	/s/ Randy Buchamer
Randy Buchamer
Chief Executive Officer

VOICE MOBILITY INC.

By:	/s/ Randy Buchamer
Randy Buchamer
Chief Executive Officer

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Bernice Kosiur
	)	BERNICE KOSIUR
)
)
Occupation	)

Series C Promissory Note
Note Amount Exchanged*:	$25,000
Series C Non Voting Convertible Preferred Shares:	71,428
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ William Krebs
	)	WILLIAM KREBS
)
)
Occupation	)

Series C Promissory Note
Note Amount Exchanged*:	$40,000
Series C Non Voting Convertible Preferred Shares:	114,285
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Linda Laird
	)	LINDA LAIRD
)
)
Occupation	)

Series H Promissory Note
Note Amount Exchanged*:	$112,500
Series C Non Voting Convertible Preferred Shares:	321,428
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Philip Hughes
	)	PHILIP HUGHES
)
)
Occupation	)

Series C Promissory Note
Note Amount Exchanged*:	$112,500
Series C Non Voting Convertible Preferred Shares:	321,428
*All accrued and unpaid interest forgiven.
Series D Promissory Note
Note Amount Exchanged*:	$245,000
Series C Non Voting Convertible Preferred Shares:	700,000
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ William Laird
	)	WILLIAM LAIRD
)
)
Occupation	)

Series C Promissory Note
Note Amount Exchanged*:	$1,212,500
Series C Non Voting Convertible Preferred Shares:	3,464,285
*All accrued and unpaid interest forgiven.
Series D Promissory Note
Note Amount Exchanged*:	$21,250
Series C Non Voting Convertible Preferred Shares:	60,714
*All accrued and unpaid interest forgiven.
Series E Promissory Note
Note Amount Exchanged*:	$300,000
Series C Non Voting Convertible Preferred Shares:	857,142
*All accrued and unpaid interest forgiven.
Series F Promissory Note
Note Amount Exchanged*:	$150,075
Series C Non Voting Convertible Preferred Shares:	428,785
*All accrued and unpaid interest forgiven.
Series G Promissory Note
Note Amount Exchanged*:	$200,000
Series C Non Voting Convertible Preferred Shares:	571,428
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed as of the date first indicated above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Margit Kristiansen
	)	MARGIT KRISTIANSEN
)
)
Occupation	)

Series C Promissory Note
Note Amount Exchanged*:	$1,100,000
Series C Non Voting Convertible Preferred Shares:	3,142,857
*All accrued and unpaid interest forgiven.
Series D Promissory Note
Note Amount Exchanged*:	$193,750
Series C Non Voting Convertible Preferred Shares:	553,571
*All accrued and unpaid interest forgiven.
Series E Promissory Note
Note Amount Exchanged*:	$300,000
Series C Non Voting Convertible Preferred Shares:	857,142
*All accrued and unpaid interest forgiven.
Series G Promissory Note
Note Amount Exchanged*:	$200,000
Series C Non Voting Convertible Preferred Shares:	571,428
*All accrued and unpaid interest forgiven.
Series H Promissory Note
Note Amount Exchanged*:	$225,000
Series C Non Voting Convertible Preferred Shares:	642,857
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned has caused this Exchange Agreement to be duly executed by its authorized signatories as of the date first indicated above.

BEARBERRY INVESTMENTS INC.

Per:	/s/ signed
Authorized Signatory

Series C Promissory Note
Note Amount Exchanged*:	$2,187,526
Series C Non Voting Convertible Preferred Shares:	6,250,074
*All accrued and unpaid interest forgiven.
Series H Promissory Note
Note Amount Exchanged*:	$112,500
Series C Non Voting Convertible Preferred Shares:	321,428
*All accrued and unpaid interest forgiven.

Address for delivery of Series C Non Voting Convertible Preferred Shares for Holder (if not the same address listed on Schedule A):

SCHEDULE A

Name and Address of Holder	Aggregate Amount of Note(s) to be exchanged for Series C Non Voting Convertible Preferred Shares	Number of Series C Non Voting Convertible Preferred Shares to be Issued Upon the Closing Date
Bernice Kosiur	$25,000	71,428
William Krebs	$40,000	114,285
Linda Laird	$112,500	321,428
Philip Hughes	$382,500	1,021,428
William Laird	$1,883,825	5,382,354
Margit Kristiansen	$1,993,750	5,767,855
Bearberry Investments Inc.	$2,300,026	6,571,502

SCHEDULE B

CERTIFICATE OF DESIGNATION

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation (PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Voice Mobility International, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

RESOLVED, that there is hereby established a series of the Corporation’s preferred stock, par value $0.001 per share, to be designated the “Series C Non Voting Convertible Preferred Stock” and to the extent that the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of such series, are not fixed by the amended Articles of Incorporation of the Corporation, they are hereby fixed as set forth in Exhibit 1 attached hereto; and

RESOLVED, that the number of Series C Non Voting Convertible Preferred Stock authorized shall be 20,000,000 shares and there are no shares of Series C Non Voting Convertible Preferred Stock currently outstanding.

3. Effective date of filing (optional): _____________________________________________
(must not be later than 90 days after the certificate is filed)

4. Officer Signature (Required):

X
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

EXHIBIT 1

CERTIFICATE OF DESIGNATION, PREFERENCES,
AND RIGHTS OF
SERIES C NON VOTING CONVERTIBLE PREFERRED STOCK
OF
VOICE MOBILITY INTERNATIONAL, INC.

1.	Designation and Amount

20,000,000 shares of preferred stock, $0.001 par value per share, is hereby constituted as a series of the preferred stock of Voice Mobility International, Inc., a Nevada corporation (the "Corporation") which shall be designated as the Series C Non Voting Convertible Preferred Stock (the "Series C Preferred"), the preferences and rights of which and the qualifications, limitations and restrictions of which are set forth herein.

2.	Liquidation, Dissolution or Winding-Up Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series C Preferred shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, before payment or distribution of any of such assets to the holders of the shares of common stock in the capital of the Corporation (the "Common Stock") or any other class or series of the Corporation's capital stock designated to be junior to the Series C Preferred, an amount equal to $0.35 per share of Series C Preferred (which amount shall be subject to equitable adjustment whenever there shall occur a combination of shares, reclassification, subdivision, consolidation or other similar event with respect to Series C Preferred), and thereafter the assets of the Company will be distributed to the holders of the Common Stock. If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred of all amounts distributable to them under this section, then the entire assets of the Corporation available for such distribution shall be distributed rateably among the holders of the Series C Preferred.

3.	Conversion

The holders of the Series C Preferred shall have conversion rights as follows (the "Conversion Rights"):

(a)	Right to Convert

Each share of the Series C Preferred shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such shares into one (1) fully paid and non-assessable share of Common Stock (the "Exchange Ratio"). The Exchange Ratio shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series C Preferred is convertible, as hereinafter provided.

(b)	Mechanics of Conversion

Before any holder of the Series C Preferred shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form of transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto (the "Endorsed Certificates"), at the office of the Corporation or of any transfer agent for the Series C Preferred, and shall give 61 calendar days written notice to the Corporation at such office (the "Notice") that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series C Preferred, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made on the close of business on the sixty-first (61st) day following receipt of the Notice. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c)	Adjustments to Conversion

	(i)	Adjustment for Subdivisions, Combinations or Consolidations of Common Stock

		A.	Subdivisions or Stock Splits

In the event the outstanding shares of Common Stock shall be subdivided or split, by reclassification or otherwise (collectively, the "Subdivisions"), into a greater number of shares of Common Stock, the Exchange Ratio in effect immediately prior to such Subdivisions shall be changed such that the number of shares of Common Stock issuable upon conversion shall be determined in accordance with the following calculation:

X=Y(N)

Whereas:

X=the number of shares of Common Stock resulting from the conversion Y=the number of Series C Preferred to be converted N=the Subdivision ratio expressed as a fraction

		B.	Combinations or Consolidations

Except as limited below, in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise (collectively, the "Consolidations"), into a lesser number of shares of Common Stock, the Exchange Ratio in effect immediately prior to such Consolidations shall be changed such that the number of shares of Common Stock issuable upon conversion shall be determined in accordance with the following calculation:

X=Y(N)

Whereas:

X=the number of shares of Common Stock resulting from the conversion Y=the number of Series C Preferred to be converted N=the Consolidation ratio expressed as a fraction

Notwithstanding the foregoing, no adjustment for a Consolidation shall be made unless the Consolidation or Consolidations result in a cumulative decrease in the number of outstanding shares of Common Stock on at least a one (1) for five (5) basis, and thereafter each subsequent Consolidation shall effect the Exchange Ratio without such limitation.

(ii)	Change in Control, Merger or Sale of Assets

If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere in this Section 3) or a consolidation or merger of the Corporation, or a sale of all or substantially all of the assets of the Corporation, other than a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Corporation immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction (a "Change in Control"), then, as a part of and as a condition to such Change in Control, prompt notice of such Change in Control shall be delivered to the holders of shares of the Series C Preferred (the "Change in Control Notice") and provision shall be made so that the holders of the Series C Preferred shall thereafter be entitled to receive upon conversion of the shares of the Series C Preferred the same kind and amount of stock or other securities or property (including cash) of the Corporation, or of the successor corporation resulting from such Change in Control, to which such holder would have been entitled if such holder had converted its shares of the Series C Preferred immediately prior to the effective time of such Change in Control. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 (including adjustment of the Exchange Ratio then in effect and the number of shares of Common Stock or other securities issuable upon conversion of the shares of the Series C Preferred) shall be applicable after such Change in Control in as nearly an equivalent manner as may be practicable.

The provisions of this Section 3(c)(ii) shall not apply to any reorganization, merger or consolidation involving:

	A.	only a change in the state of incorporation of the Corporation;

	B.	a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation which is incorporated in the United States of America; or

C.

an acquisition by merger, reorganization, consolidation or asset purchase of another corporation which is incorporated in the United States of America and which is engaged in a business similar to or related to the business of the Corporation, in a transaction in which the voting shares of the Corporation outstanding immediately before the transaction constitute a majority of the voting shares of the surviving corporation and the surviving corporation operates as a going concern;

provided that in any of the foregoing circumstances the reorganization, merger, or consolidation does not involve a change in the terms of the Series C Preferred or the terms of the Common Stock.

(d)	No Impairment

The Corporation shall not, by amendment of its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred against impairment.

(e)	Certificate as to Adjustments

Upon the occurrence of each adjustment or readjustment of the Exchange Ratio pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of the Series C Preferred, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Upon the written request at any time of any affected holder of the Series C Preferred, the Corporation shall furnish to such holder a like certificate setting forth:

	(i)	such adjustments and readjustments;

	(ii)	the Exchange Ratio in effect at the time; and

	(iii)	the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of the Series C Preferred.

(f)	Closing of Books

The Corporation shall at no time close its transfer books against the transfer of any of the Series C Preferred, or of any shares of Common Stock issued or issuable upon the conversion of the Series C Preferred in any manner which interferes with the timely conversion or transfer of such Series C Preferred.

4.	Voting Rights

The holders of the Series C Preferred shall have no voting rights except as otherwise provided by law or as set forth in the Corporation's Articles of Incorporation, as amended.

5.	Dividends

The holders of the Series C Preferred shall not be entitled to receive any dividend, however, the Board of Directors may at any time, and from time to time, declare a dividend with respect to such shares in their sole discretion.

6.	Redemption and Retraction

(a)	Retraction at the Option of the Holder

(i) Other than in the event of any proceedings with respect to the Corporation commenced under the Companies Creditors Arrangement Act (Canada) or any other bankruptcy,

insolvency or analogous laws, in which case the holder may exercise the rights pursuant to this section at any time, following the ten (10) year anniversary of the date of issuance of the Series C Preferred, a holder of the Series C Preferred may upon written notice to the Corporation (a "Retraction Notice"), notify the Corporation of its exercise of the retraction option pursuant to this section, and cause the Corporation to retract (unless otherwise prevented by law) some or all of such outstanding shares, out of funds legally available therefore, at an amount per Series C Preferred equal to $0.35 (the "Retraction Price"). Such holder shall include with the Retraction Notice the Endorsed Certificates representing such shares. Upon receipt of the Retraction Notice and the Endorsed Certificates, the Corporation shall pay the Retraction Price to the holder of the Series C Preferred to be retracted within five (5) business days of receipt of such documents (the "Retraction Date") and the surrendered certificate shall be cancelled. In the event fewer than all of the shares represented by any such certificate are retracted, the Corporation shall issue a new certificate representing the unretracted shares.

(ii)

Except as limited below, in the event the outstanding shares of Common Stock are subject to one or more Subdivisions or Consolidations, the Retraction Price shall be proportionately decreased or increased, respectively, concurrently with the effectiveness of such Subdivisions or Consolidations. Notwithstanding the foregoing, no adjustment for a Consolidation shall be made to the Retraction Price unless the Consolidation or Consolidations result in a cumulative decrease in the number of outstanding shares of Common Stock on at least a one (1) for five (5) basis, and thereafter each subsequent Consolidation shall effect the Retraction Price without such limitation.

(iii)

To the extent that the Corporation is prevented by law from retracting the Series C Preferred for which the Corporation has received a Retraction Notice, the Corporation shall retract such Series C Preferred as soon as it is legally permitted to effect such retraction.

(b)	Redemption at the Option of the Company

(i)

The Corporation may, at any time, and upon thirty (30) days (the "Redemption Date") following receipt of written notice to the holders of the Series C Preferred (a "Redemption Notice"), notify the holders of its exercise of the redemption option pursuant to this section, and cause the Corporation to redeem (unless otherwise prevented by law) some or all of such outstanding Series C Preferred, out of funds legally available therefore, at an amount per Series C Preferred equal to $0.35 (the "Redemption Price") on a pro rata basis. The Redemption Notice shall be couriered to each holder of Series C Preferred at the address last shown on the records of the Corporation for such holder, specifying the number of Series C Preferred to be redeemed from each holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the price designated, its certificates or certificates representing such holder's shares to be redeemed.

(ii)

Except as limited below, in the event the outstanding shares of Common Stock are subject to one or more Subdivisions or Consolidations, the Redemption Price shall be proportionately decreased or increased, respectively, concurrently with the effectiveness of such Subdivisions or Consolidations. Notwithstanding the foregoing, no adjustment for a Consolidation shall be made to the Redemption Price unless the Consolidation or Consolidations result in a cumulative decrease in the number of outstanding shares of

Common Stock on at least a one (1) for five (5) basis, and thereafter each subsequent Consolidation shall effect the Redemption Price without such limitation.

(iii)

Except as provided herein, on or after the applicable Redemption Date, such holder of the Series C Preferred to be redeemed shall surrender to the Corporation the Endorsed Certificates representing such shares, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such Endorsed Certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event fewer than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the Series C Preferred not subject to the Redemption Notice.

(iv)

From and after the applicable Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of holders of the Series C Preferred designated for redemption in the Redemption Notice (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease with respect to such shares at such time, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever save and except that the holders of the Series C Preferred designated for redemption in the Redemption Notice may convert any Series C Preferred not yet converted into such number of shares of Common Stock as determined in accordance with Section 3 hereof at any time on or prior to the Redemption Date. If the funds of the Corporation legally available for redemption of the Series C Preferred on the applicable Redemption Date are insufficient to redeem the total number of Series A Preferred to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares rateably among the holders of the Series C Preferred. The Series C Preferred not redeemed shall remain outstanding and entitled to all the rights and preferences provided thereby. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Series C Preferred, such funds will immediately be used to redeem the balance of the shares that the Corporation has become obligated to redeem on the applicable Redemption Date.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer this ________ day of __________________, 2009.

VOICE MOBILITY INTERNATIONAL, INC.

Per:
Authorized Signatory

SCHEDULE C

CERTIFICATE OF AMENDMENT

ROSS MILLER
Secretary of State
.	204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Voice Mobility International, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is hereby amended to read as follows:

This corporations shall have the authority to issue two (2) classes of capital stock the total of which shall be 121,000,000 shares. The classification and par value of 100,000,000 shares shall be common voting stock having a par value of $.001 per share, and each share shall be entitled to the same dividend, liquidation and voting rights; the classification and par value of the 21,000,000 shares shall be preferred stock having a par value of $.001 per share. Said preferred stock may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designation or restrictions thereof as shall be determined by resolution adopted by the Board of Directors at the time such stock is issued without further approval of the shareholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _____________________________

4. Effective date of filing (optional): _____________________________________________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required):

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SCHEDULE D

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of ___________ , 2009, by and among Voice Mobility International, Inc., a Nevada corporation (the “Company”), and the persons set out on the signature pages hereof (the “Holders”).

     This Agreement is made pursuant to the terms of the Exchange Agreement by and among the Company, Subco and the Holders, as amended, modified or supplemented from time to time, (the “Exchange Agreement”). The Company and the Holders hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein are defined in the Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

     “Common Shares” means the common shares in the capital of the Company;

     “Conversion Shares” means the Common Shares issuable upon the conversion of the Series C Preferred;

     “Demand Notice” means written notice from one or more Holders to the Company requesting the Company to file the Registration Statement;

     “Effectiveness Date” means, with respect to any Registration Statement required to be filed pursuant to this Agreement, a date no later than one hundred twenty (120) days after the date the Company receives the Demand Notice;

     “Effectiveness Period” shall have the meaning set forth in Section 2(a);

     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

     “Filing Date” means, with respect to the Registration Statement required to be filed in connection with the Conversion Shares, the date that is sixty (60) days after the date the Company receives the Demand Notice;

     “Indemnified Party” shall have the meaning set forth in Section 5(c);

     “Indemnifying Party” shall have the meaning set forth in Section 5(c);

     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus;

     “Registrable Securities” means the Conversion Shares;

     “Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all documents incorporated by reference or deemed to be incorporated by reference in such registration statement;

     “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule;

     “SEC” means the United States Securities and Exchange Commission;

     “Securities Act” means the United States Securities Act of 1933, as amended;

     “Series C Preferred” means the Series C Non Voting Convertible Preferred Stock, $0.001 par value; and

     “Subco” means Voice Mobility Inc., a Canadian corporation and wholly-owned subsidiary of the Company.

     2. Registration.

     (a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its commercially reasonable efforts (including, without limitation, amendment of any Registration Statement or the filing of a Registration Statement on a different form should the Company qualify to use such a form to keep a Registration Statement that registers the sale by the Holder or its successors or assignees of the Registrable Securities continuously effective under the Securities Act until the date that is the earlier date of when (i) all Registrable Securities have been sold or (ii) three years after the date of this Agreement (the “Effectiveness Period”).

     (b) Notwithstanding anything in this Agreement to the contrary, the Company shall, by written notice to the Holder, advise the Holder that sales under the Registration Statement after the Effectiveness Date might be unlawful due to the fact that the Company is engaged in a material merger, acquisition or sale, or other pending material financing, corporate reorganization or other transaction or that an event shall have occurred as a result of which it is reasonably expected that the Company’s financial statements will be restated or the Registration Statement contains or will contain a misstatement of a material fact or omit to make a statement required to make the statements therein not misleading. Upon receipt of such notice, the Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until the Holder has received copies of a supplemented or amended Prospectus or until the Holder is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

     3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the SEC the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the SEC, and use its commercially reasonable efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto;

     (b) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

     (c) furnish to the Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

     (d) use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

     (e) immediately notify the Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     4. Registration Expenses. The Company shall be responsible for, and hold the Holders harmless for, all expenses relating to the Company’s compliance with Sections 2(a), 2(b) and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state or provincial securities or “blue sky” laws, any fees of FINRA, transfer taxes, fees of transfer agents and registrars.

     5. Indemnification.

     (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, and its officers, directors and each other person, if any, who controls the Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holder or any such person in writing specifically for use in any such document or (ii) is pursuant to such Holder’s use of an outdated or defective prospectus after the Company has provided written notice to Holder that the prospectus is outdated or defective.

     (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Holder will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Holder specifically for use in any such document, or (ii) is pursuant to such Holder’s use of an outdated or defective prospectus after the Company has provided written notice to Holder that the prospectus is outdated or defective. Notwithstanding the provisions of this paragraph, the Holder shall not be required to indemnify any person or entity in excess of the market value of the Registrable Securities at the date upon which the claim for indemnification arose.

     (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have concluded upon the written opinion of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party could reasonably be expected to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding the foregoing, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Parties.

     (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Holder, or any officer, director or controlling person of the Holder, if applicable, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder or such officer, director or controlling person of the Holder, if applicable, in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible only for the portion represented by the percentage that the public offering price of its securities covered by the Registration Statement bears to the public offering price of all securities covered by such Registration Statement, provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     6. Representations and Warranties.

     (a) The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and during the last 12 months, the Company has filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act (collectively, the “SEC Reports”). Each SEC Report was, at the time of its filing, in compliance in all material respects with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the

SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

     (b) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Registrable Securities pursuant to the Exchange Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would prevent the Company from selling the Common Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Registrable Securities to be integrated with other offerings.

     (c) The Conversion Shares are restricted securities under the Securities Act as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by applicable securities laws.

     (d) The Company will at all times have authorized and reserved a sufficient number of Common Shares for conversion of the Series C Preferred.

     (e) The Company shall provide written notice to each Holder of the declaration of effectiveness by the SEC of each Registration Statement required to be filed hereunder within one (1) business day of the date of each such declaration.

     7. Miscellaneous.

     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices. Any notice or request hereunder may be given to the Company or the Holder at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(d). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:	Voice Mobility International, Inc.
4190 Lougheed Highway, Suite 100
Burnaby, BC V5C 6A8
Canada
Attention: Randy Buchamer

With a copy to:
Clark Wilson LLP
Suite 800 – 885 West Georgia Street
Vancouver, BC Canada V6C 3H1
Attention: Virgil Hlus
Facsimile: 604-687-6314

If to the Holder:	To the address as provided by
the Holder from time to time.

If to any other person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company.

or such other address as may be designated in writing hereafter in accordance with this Section 7(d) by such person.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in accordance with applicable securities laws.

     (f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (g) Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule.

     (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Information by Holder. The Holder of Registrable Securities included in any registration shall promptly, and not more than two (2) business days after a request is made by Company (the “Due Date”), furnish to Company such information regarding the Holder as the Company may request in writing and as shall be required in connection with any registration referred to herein, provided that if the Holder does not furnish the information requested by the Company, then each of the Filing Date and Effectiveness Date shall be extended by the number of days which is equal to the difference between the expiry of the Due Date and the date that such information is furnished to the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VOICE MOBILITY INTERNATIONAL, INC.

By:
Randy Buchamer
Chief Executive Officer

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	BERNICE KOSIUR
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	WILLIAM KREBS
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	LINDA LAIRD
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	PHILIP HUGHES
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	WILLIAM LAIRD
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	MARGIT KRISTIANSEN
)
)
Occupation	)

BEARBERRY INVESTMENTS INC.

Per:
Authorized Signatory

SCHEDULE E

GENERAL SECURITY AGREEMENT

GENERAL SECURITY AGREEMENT

     THIS GENERAL SECURITY AGREEMENT is dated for reference ___________ , 2009 and made,

BETWEEN:

VOICE MOBILITY INC., a corporation under the Canada Business
 Corporations Act (3498221) and extra-provincially registered in the Province of
British Columbia (A-0050328), having its principal place of business at 100 -
4190 Lougheed Highway, Burnaby, BC V5C 6A8;

(the “Debtor”)

AND:

ANDREW BURY, as administrative agent, of 2300 – 550 Burrard Street,
Vancouver, British Columbia, V6C 2B5

(the “Secured Party”)

ARTICLE 1
DEFINITIONS

1.1	Definitions

     In this Agreement the following words and phrases will have the meanings set out below unless the parties of the context otherwise require(s).

(a)	“Act” means the Personal Property Security Act of British Columbia and the regulations thereunder, as amended, restated or replaced by successor legislation of comparable effect.

(b)

“Agent Agreement” means the agency agreement between the Secured Party and the Holders made effective as of ___________ , 2009, whereby the Secured Party has agreed to hold this Agreement in trust as agent for the Holders, as modified, amended, restated or replaced from time to time.

(c)	“Agreement” or “this Agreement” means this Agreement including all recitals and schedules hereto, as modified, amended, restated or replaced from time to time.

(d)

“Collateral” means all of the Debtor’s present and after-acquired personal property and interests therein of every nature and kind and wherever situate, including all personal property and interests therein now or hereafter held by the Debtor in trust for any person(s) or by any person(s) in trust for the Debtor. including all proceeds (including proceeds) derived therefrom that are present or after-acquired personal property or other assets or undertaking of any nature or kind, tangible or intangible, legal or equitable, wherever the same may be situate, (including proceeds derived directly or indirectly from any dealing with the personal property charged hereby (including proceeds), all rights to insurance payments and other payments as indemnity or compensation for loss thereof or damage thereto, and all payments made in total or partial discharge or redemption of securities, instruments, chattel paper or intangibles (including accounts) comprised therein).

(e)	“Debtor” means the parties so described above and their respective heirs, executors, administrators, successors and permitted assigns, whether immediate or derivative.

(f)	“Encumbrances” means all security interests, assignments, mortgages, hypothecs, pledges, liens, claims, charges, (whether fixed or floating), or encumbrances whatsoever.

(g)	“Events of Default” means the events of default described in Article 7 of this Agreement and “Event of Default” means any one of them.

(h)	“Guarantee” means the guarantee dated for reference ___________ , 2009 between the Debtor and the Holders, as modified, amended, restated or replaced from time to time.

(i)	“Holders” has the meaning given in the Agent Agreement.

(j)

“Intellectual Property” in respect of a Person means present and after acquired intellectual or industrial property of that Person, including, without limitation, all patents, patent applications, inventions, copyright (whether registered or not), copyright applications, trademarks, (whether registered or not), trademark applications, trade names, moral and personality rights, industrial designs (whether registered or not), industrial design applications, trade secrets, know-how, confidential and other proprietary information, and contractual rights and any and all covenants not to compete in favour of that Person, and all income, royalties, damages, payments and claims now and hereafter due and or payable to that Person with respect thereto.

(k)

“Obligants” means the Debtor and all (other) Persons who are from time to time liable to the Secured Party for the payment, observance or performance of the whole or any portion of the Secured Obligations, whether directly or indirectly, absolutely or contingently, jointly, severally or jointly and severally and includes all Persons who from time to time otherwise become liable for, or who agree to indemnify the Secured Party for any loss, costs or damages as a result of the failure of any other Persons to pay, observe or perform any of the Secured Obligations and “Obligant” means any of them.

(l)

“Other Document” means any instrument or document other than this Agreement which evidences, secures or evidences or secures the payment, observance, observance and performance of the Secured Obligations in whole or in part.

(m)

“Persons” or “Person” means and includes any individual, sole proprietorship, corporation, partnership, bank, joint venture, trust, unincorporated association, association, institution, entity, party or government (whether national, federal, provincial, state, municipal, city, county or otherwise and including any instrumentality, division, agency, body or department thereof).

(n)	“Permitted Encumbrances” means as of any particular time in respect of any particular Collateral, any of the following:

(i) any Encumbrance in favour of the Secured Party; and

(ii) any Encumbrance described or referred to in Schedule “A” hereto.

(o)

“Secured Obligations” means the obligations of the Debtor to the Holders under the Guarantee whether direct or indirect, absolute or contingent, joint, several or joint and several, matured or not, extended or renewed, wherever and however incurred, of whatever nature or kind and whether or not evidenced or secured by any Other Document, or provided for herein.

(p)

“Secured Party” means the party so described above, in his capacity as administrative agent for the Holders, and his respective heirs, executors, administrators, successors and assigns, whether immediate or derivative.

1.2	Applicability of Act

     Words used in this Agreement that are defined in the Act will have the respective meanings ascribed to them in the Act, unless otherwise defined herein.

ARTICLE 2
SECURITY INTEREST

2.1	Creation of Security Interest

     For valuable consideration and as continuing security for the payment, observance and performance of each and all of the Secured Obligations:

(a)	Fixed Security Interest: the Debtor:

	(i)	grants to the Secured Party (who takes from the Debtor) a continuing security interest in the Collateral;

	(ii)	grants, mortgages and charges the Collateral to the Secured Party by way of a fixed and specific charge; and

	(iii)	absolutely assigns the Collateral to the Secured Party.

(b)

Intellectual Property: without limiting the generality of the foregoing, the Debtor grants to the Secured Party, by way of a mortgage and charge, a security interest in all its Intellectual Property and all proceeds thereof and therefrom, renewals thereof, accessions thereto and substitutions therefor.

2.2	Exceptions

     There shall be excepted out of or excluded from the assignment(s), charge(s) and or security interest(s) created by this Agreement:

(a)

Last 10 Days of Lease: the last 10 days of the term created by any lease or agreement therefor (but The Debtor shall stand possessed of the reversion thereby remaining upon trust to assign and dispose thereof to any third party as the Secured Party shall direct);

(b)	Consumer Goods: any consumer goods of the Debtor; and

(c)

Agreements Requiring Consent: with respect to each agreement or other asset that requires the consent or approval of another party thereto for the creation of a security interest or charge therein, the security interests or charges created hereby will not become effective therein until all such consents or approvals have been obtained, or until such other assurances as may be acceptable to the Secured Party have been received, but until then the Debtor shall stand possessed of such asset in trust to dispose of as the Secured Party may direct.

     There shall be excepted out of or excluded from the assignment provided for in subparagraph 2.1(a)(iii), all Intellectual Property now or hereafter included in the Collateral.

2.3	Attachment

     The Debtor acknowledges that value has been given, the security interests hereby created attach upon the execution of this Agreement (or in the case of any after acquired property, upon the date of acquisition thereof by or on behalf of the Debtor) and the Debtor has (or in the case of after acquired property will have) rights in the Collateral.

2.4	Multiple Debtors

     It is understood that if the Debtor is comprised of more than one Person, the charges created by the Debtor hereunder pursuant to Section 2.1 hereof shall be interpreted to be charges created by each such Person in respect of both its individually owned or acquired present and future property and the property now or hereafter held by it with one or more other such Persons as if that Person had granted such charges either alone or jointly with one or more other such Persons pursuant to Section 2.1 hereof.

ARTICLE 3
SECURED OBLIGATIONS

3.1	Secured Obligations

     This Agreement, the Collateral and the security and other interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other Person whomsoever and will be general and continuing security for the payment, performance and observance of the Secured Obligations.

ARTICLE 4
DEBTOR’S REPRESENTATIONS AND WARRANTIES

4.1	General

     The Debtor makes the representations and warranties set out in this paragraph 4.1 to and for the benefit of the Secured Party.

(a)	Incorporation: The Debtor, if a body corporate, is duly incorporated, properly organized and validly existing under the laws of the Province of British Columbia.

(b)	Power and Authority: The Debtor has full power and lawful authority:

(i) to own real and personal property; and

(ii) to borrow and guarantee the repayment of money and grant security therefor (including this Agreement and the security interest hereby created).

(c)

Proceedings and Enforceability: The Debtor, if a body corporate or partnership, represents and warrants that this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) or the partners, as the case may be, of the Debtor or the general partner of the Debtor as the case may be and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement and the performance of the Secured Obligations hereunder, a valid and legally binding obligation of the Debtor enforceable in accordance with its terms, subject only to bankruptcy, insolvency or other statutes or judicial decisions affecting the enforcement of creditors’ rights generally and to general principles of equity.

(d)

No Actions or Material Adverse Changes: There is no action or proceeding pending or, to the knowledge of the Debtor, threatened against the Debtor before any court, administrative agency, tribunal, arbitrator, government or governmental agency, and there is no fact known to the Debtor and not disclosed to the Secured Party which might involve any material adverse change in the properties, business, prospects or condition of the Debtor, or which question the validity of this Agreement or any other material agreement to which the Debtor is a party (or the Debtor’s ability to perform its obligations under this Agreement) and there are no outstanding judgments, writs of execution, work orders, injunctions, directives against the Debtor or its properties;

(e)

Non-Conflict: Neither the execution nor the performance of this Agreement requires the approval of any regulatory agency having jurisdiction over the Debtor nor is this Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors (or shareholders) of the Debtor, or of the provisions of any agreement to which the Debtor is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Debtor or any of its property may be subject.

(f)	No Default: The Debtor is not in breach or default under any agreement to which it is a party which if not cured would have a material adverse effect upon the Debtor or the Collateral.

(g)

No Liens: Except for Permitted Encumbrances, the Debtor has paid and discharged all claims and demands of all employees, contractors, subcontractors, material men, mechanics, carriers, warehousemen, landlords, and other like persons, and all governmental taxes, assessments, withholdings, remittances, charges, levies, and claims levied or imposed, which, if unpaid, become or might become an Encumbrance upon any or all of the properties, assets, earnings, or operations of the Debtor.

(h)

Ownership and Collateral Free of Encumbrances: The Debtor is the owner of or has rights in the Collateral free and clear of all Encumbrances whatsoever save only Permitted Encumbrances. The Debtor has not, within the last 60 days, acquired rights in the Collateral from a vendor, lessor or other person where its chief executive office or principal residence is, or within the last 60 days has been, located outside of British Columbia.

(i)	No Other Corporate Names or Styles: The Debtor does not now carry on business under or use any name or style other than the names specified in this Agreement.

(j)	Chief Executive Office: The Debtor has its chief executive office at the location described in Schedule “B”.

(k)

Location of Collateral: The Collateral will be maintained (or in the case of mobile goods based) at the locations described in Schedule “B” or at any other location in British Columbia or any other jurisdictions disclosed in Schedule “B”.

(l)	Insurance: The Collateral is insured in accordance with the terms hereof.

(m)

Serial Numbered Goods: The type, make (or manufacturer), model and serial number of each motor vehicle, trailer, manufactured home, boat, outboard motor and aircraft included in the Collateral and which is not inventory is set out in Schedule “B”.

(n)

Legal and Trade Names: Each name of the Debtor (including its name in any French or combined English-French form) is set out on the first page hereof, and the Debtor has not had, used, or carried on business under, and will not at any time have, use or carry on business under, any other name (including any French or combined English-French form) except as disclosed in Schedule “B” or upon giving 15 days’ prior written notice to the Secured Party.

(o)	Rights in Collateral: No Person other than the Debtor has any rights in the Collateral except as noted in Schedule “B”.

(p)	Solvency: the assets of the Debtor exceeds its liabilities and the Debtor is able to meet its obligations as the same become due.

(q)	Intellectual Property:

(i)

Ownership: The Debtor is the owner of the Intellectual Property applications and registrations (if any) described in Schedule “B”; there are no outstanding claims of ownership by third parties in respect of such registrations and applications; and all are valid and in good standing.

(ii)

Trade Marks: All trade-mark and industrial designs described in Schedule “B” have been in continuous use and that use has been proper in relation to the wares and/or services of Debtor; only the Debtor has used the trade-marks, or if there are any third party users of the Debtor’s trade-marks, such third party users are properly licensed to use such trade- marks.

(iii) Assignments: All assignments and Other Document affecting the Debtor’s Intellectual Property rights have been disclosed and provided to the Secured Property.

(iv)	Claims: There are no outstanding or threatened claims or proceedings with respect to the Debtor’s Intellectual Property.

(v)	Third Party Intellectual Property: All necessary assignments and license agreements have been properly executed by the Debtor for use of third party Intellectual Property.

ARTICLE 5
DEBTOR’S COVENANTS

5.1	General Covenants

     The Debtor covenants and agrees with the Secured Party as set forth in this Section 5.1 unless compliance with any such covenants is waived by the Secured Party in writing, or unless non-compliance with any such covenants is otherwise consented to by the Secured Party by written agreement with the Debtor.

(a)	Compliance with Secured Obligations: The Debtor shall strictly comply with all of the Secured Obligations.

(b)

Use of Advances: All advances, including future advances, advanced or extended by the Secured Party to or for the benefit of The Debtor shall be used in the ordinary course of the Debtor’s business for the purposes agreed to by the Secured Party and for no other purpose, and The Debtor shall supply the Secured Party with such evidence as it may reasonably request from time to time as to the application of such advances.

(c)	Keep Collateral in Good Repair: The Debtor shall keep the Collateral in good order, condition and repair.

(d)

Conduct of Business: The Debtor shall carry on and conduct its affairs in a proper and efficient manner so as to protect and preserve the Collateral and shall maintain places of business at the locations disclosed in Schedule “B”.

(e)

Payment of Other Sums Due: The Debtor shall pay when due all amounts which are payable by it in connection with the Collateral, howsoever arising, including without limiting the generality of the foregoing, all rents, charges, taxes, rates, levies, assessments, fees and duties of every nature which may be levied, assessed or imposed against or in respect of the Collateral or the Debtor and shall provide the Secured Party with evidence of such payment upon request.

(f)

Notice of Encumbrances and Proceedings: The Debtor shall promptly notify the Secured Party of any Encumbrance made or asserted against any of the Collateral, and of any suit, action or proceeding affecting any of the Collateral or which could affect the Debtor. The Debtor shall, at its own expense, defend the Collateral against any and all Encumbrances (other than any Permitted Encumbrances) and against any and all such suits, actions or proceedings.

(g)

No Accessions or Fixtures: The Debtor shall prevent the Collateral from becoming an accession to any property other than other items of the Collateral or from becoming a Fixture unless the security interests hereby created rank prior to the interests of all other persons in the applicable property.

(h)

Marking the Collateral: The Debtor shall, at the request of the Secured Party, mark, or otherwise take appropriate steps to identify, the Collateral to indicate clearly that it is subject to the security interests hereby created.

(i)

Notice of Loss of Collateral: The Debtor shall give immediate written notice to the Secured Party of all loss or damage to or loss or possession of the Collateral otherwise than by disposition in accordance with the terms hereof.

(j)	Inspection of Records and Collateral: The Debtor shall at all times:

	(i)	keep accurate and complete records of the Collateral as well as proper books of account for its business all in accordance with generally accepted accounting principles, consistently applied; and

(ii)

permit the Secured Party or its authorized agents to have access to all premises occupied by the Debtor or any place where the Collateral may be found to inspect the Collateral and to examine the books of accounts, financial records and reports of the Debtor and to have temporary custody of, make copies of and take extracts from such books, records and reports.

(k)

Access to Computer Information: In the event that the use of a computer system is required to access any information and data which the Secured Party is entitled to access and examine hereunder, The Debtor shall allow the Secured Party the use of its computer system for such purpose and shall provide assistance in that regard. If for any reason such information and data cannot be accessed and retrieved at the Debtor premises, the Secured Party may remove the medium in which such information or data is stored from the Debtor’s premises to any other place which has a computer system that will give the Secured Party the opportunity to retrieve, record or copy such information and data. The Secured Party is hereby authorized to reproduce and retain a copy of any such information and data in any format whatsoever.

(l)	Delivery of Documents: The Debtor shall promptly deliver to the Secured Party upon request:

	(i)	all policies and certificates of insurance relating to the Collateral.

	(ii)	any documents of title and instruments representing or relating to the Collateral.

	(iii)	a list of the Collateral, specifying make, model, name of manufacturer and serial number, where applicable, for each item of the Collateral; and

	(iv)	such information concerning the Collateral, the Debtor and the Debtor’s operations and affairs as the Secured Party may request.

(m)

Risk and Insurance: The Debtor shall bear the sole risk of any loss, damage, destruction or confiscation of or to the Collateral during the Debtor’s possession hereunder or otherwise after default hereunder. The Debtor shall insure the Collateral with insurers acceptable to the Secured Party against loss or damage by fire, theft or other insurable perils customarily insured against by persons having an interest in such Collateral for the full insurable value thereof with the Secured Party as a named insured and with loss payable to the Secured Party as its interest may appear. All such policies of insurance will provide that the insurance coverage provided thereunder shall not be changed or cancelled except on 30 days’ prior written notice to the Secured Party. If the Debtor fails to so insure, the Secured Party may, but shall not be required to, insure the Collateral and the premiums for such insurance will be added to the Secured Obligations and be secured hereby.

(n)

Proceeds in Trust: The Debtor shall hold all proceeds in trust, separate and apart from other money, instruments or property, for the benefit of the Secured Party until all amounts owing by the Debtor to the Secured Party have been paid in full.

(o)

Reliance and Survival: All representations and warranties of the Debtor made herein or in any certificate or other document delivered by or on behalf of the Debtor for the benefit of the Secured Party are material, will survive the execution and delivery of this Agreement and will continue in full force and effect without time limit. The Secured Party is deemed to have relied upon each such representation and warranty notwithstanding any investigation made by or on behalf of the Secured Party at any time.

(p)

Compliance with Agreements and Laws: The Debtor shall not use the Collateral in violation of this Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation, court order or ordinance.

(q)	Disposition of Collateral: Except as hereinafter provided, the Debtor shall not, without the prior written consent of the Secured Party:

	(i)	assign, sell, lease, exchange, or otherwise dispose of the Collateral or any interest therein; or

	(ii)	release, surrender or abandon possession of any of the Collateral; or

	(iii)	move or transfer the Collateral from its present location,

provided that so long as no Event of Default remains outstanding, the Debtor may sell or lease inventory in the ordinary course of business and for the purpose of carrying on the same, and subject to the provisions of Section 8.1(a) hereof use monies available to the Debtor.

For any item of the Collateral which has become worn out, damaged or otherwise unsuitable for its purpose, the Debtor may substitute for such item property of equal value free from all Encumbrances except Permitted Encumbrances. All substituted property shall become part of the Collateral as soon as the Debtor acquires any interest in it. The Debtor shall give immediate written notice to the Secured Party of the occurrence of any event referred to in this paragraph.

(r)	Encumbrances: The Debtor shall not create, assume or suffer to exist any Encumbrance in, of or on any of the Collateral except for Permitted Encumbrances.

(s)	Change of Name: The Debtor shall not change its name without giving to the Secured Party 20 days’ prior written notice of the change.

(t)

Serial Numbered Goods: Upon the Debtor’s acquisition of rights in additional serial numbered goods which are not inventory, or upon repossession by or return to the Debtor of any such goods, The Debtor shall immediately give the Secured Party written notice of full particulars thereof.

(u)

Liability for Deficiency: If the aggregate sum realized as a result of any realization pursuant hereto is not sufficient to pay the whole amount of the Secured Obligations, The Debtor shall forthwith pay to the Secured Party the full amount of the deficiency plus interest thereon at the rate or rates applicable to the Secured Obligations.

(v)	Notification: The Debtor shall notify the Secured Party promptly:

	(i)	Scheduled Information: Any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor’s name, the Debtor’s business or the Collateral.

	(ii)	Acquisitions: The details of any significant acquisition of Collateral.

	(iii)	Litigation: The details of any claims or litigation affecting the Debtor or the Collateral.

	(iv)	Account Debtors: Any default by any Account Debtor in payment or other performance of obligations of that Person comprised in the Collateral.

	(v)	Return of Collateral: The return to, or repossession by, the Debtor of Collateral.

(w)	Payments: The Debtor shall forthwith pay:

(i)

Employee obligations: All obligations to its employees and all obligations to others which relate to its employees when due, including, without limitation, all taxes, duties, levies, government fees, claims and dues related to its employees.

	(ii)	Taxes: All taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless The

Debtor shall in good faith contests its obligations so to pay and furnishes such security as the Secured Party may require.

	(iii)	Prior Encumbrances: All Encumbrances which rank or could in any event rank in priority to or pari passu with the security constituted by this Agreement.

(x)	Deliveries: The Debtor shall deliver to the Secured Party from time to time promptly upon written request:

	(i)	Documents of Title, Instruments, Securities and Chattel Paper: Any documents of title, instruments, securities and chattel paper comprised in or relating to the Collateral.

(ii)

Books of Account and Records: All books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same.

	(iii)	Financial Statements: All financial statements prepared by or for the Debtor regarding the Debtor’s business.

	(iv)	Insurance Policies: All policies and certificates of insurance relating to the Collateral.

	(v)	Serial Number: A list of the Collateral, specifying make, model, name of manufacturer and serial number, where applicable, for each item of the Collateral.

	(vi)	Other Information: such information concerning the Collateral, the Debtor and Debtor’s business and affairs as the Secured Party may reasonably require.

(y)	Intellectual Property: The Debtor shall:

(i)

Registration of present Intellectual Property: Where commercially reasonable, apply to file applications and complete registrations on any of its present Intellectual Property which is not currently protected by an application or registration, including any and all improvements to Intellectual Property and, where commercially reasonable, apply to file registrations on unregistered trade-marks in Canada and the United States.

(ii)

Registration of after acquired Intellectual Property: Apply to file applications and complete registrations of all Intellectual Property hereafter acquired by it in all jurisdictions where commercially reasonable.

	(iii)	Maintain Records: Keep up-to-date witnessed records regarding its Intellectual Property.

(iv)

Confidentiality Agreements: Enter into confidentiality agreements with employees and other third parties who may invent, create, discover, author and/or reduce to practice Intellectual Property for the Debtor and who may have access to confidential information of the Debtor.

	(v)	License/Assignment Agreements: Ensure that all Intellectual Property hereafter acquired by it from third parties is properly acquired by way of a written license agreement or assignment.

(vi)

List of unregistered trade marks etc.: Provide, upon written request by the Secured Party, a list of all of its registered and unregistered trade-marks, patent applications, issued patents, copyright, industrial designs and other Intellectual Property; and

	(vii)	Mark Products: Mark all of its products and advertising appropriately to maintain the validity of all of its Intellectual Property rights.

ARTICLE 6
PERFORMANCE OF OBLIGATIONS

6.1	Perform Obligations

     If the Debtor fails to perform its obligations hereunder, the Secured Party may, but will not be obligated to, perform any or all of such obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith will be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Secured Obligations and such amounts will be a charge upon and security interest in the Collateral in favour of the Secured Party prior to all claims subsequent to this Agreement.

ARTICLE 7
DEFAULT

7.1	Default

     Notwithstanding that any one or more of the Secured Obligations may be payable on demand and without prejudice thereto, The Debtor shall be in default under this Agreement upon the occurrence of any of the following events:

(a)	if there is a default or a breach by the Debtor (or by any other Person bound hereby) of any covenant, agreement, term, condition, stipulation or provision contained herein; or

(b)

if any representation or warranty contained herein or in any certificate, declaration, application or other instrument delivered pursuant hereto, is found at any time to be incorrect in any material respect; or

(c)	if at any time there is an event of default or a breach by any Obligant under any Other Document; or

(d)

if an Obligant becomes bankrupt or insolvent or makes or demonstrates an intention to make an assignment for the benefit of its creditors or makes a proposal or takes advantage of any provision of the Bankruptcy and Insolvency Act of Canada or any other legislation for the benefit of the insolvent debtors; or

(e)

if any proceedings with respect to an Obligant are commenced under the compromise or arrangement provisions of any applicable legislation, or an Obligant enters into an arrangement or compromise with any or all of its creditors pursuant to such provisions or otherwise; or

(f)	if a receiver or receiver-manager is appointed by a Court or any other Person in respect of any Obligant, or any part of the Collateral; or

(g)

if the Debtor or any other Person who becomes an owner of an interest in any of the Collateral while this Agreement is in effect, without the prior consent in writing of the Secured Party, grants or purposes to grant an Encumbrance upon or in respect of that Collateral other than pursuant to this Agreement or a Permitted Encumbrance; or

(h)

if any execution, sequestration, extent or any other process of any other kind is levied or enforced upon or against the Collateral or any part thereof by any Person other than the Secured Party and remains unsatisfied for a period of 10 days; or

(i)	if the holder (other than the Secured Party) of any Encumbrance against any of the Collateral does anything to enforce or realize on such Encumbrance; or

(j)	if in the opinion of the Secured Party a material portion of the Collateral is lost, damaged or destroyed; or

(k)	if an Obligant ceases, or threatens to cease, to carry on his, her or its business as the same is conducted by that Obligant from time to time; or

(l)	if any of the moneys secured under this Agreement as part of the Secured Obligations are used for any purpose other than as declared to and agreed upon by the Secured Party; or

(m)	if an Obligant is a corporation and:

	(i)	it authorizes the purchase or charging of a majority of its shares without the prior written consent of the Secured Party; or

(ii)

one of its members commences an action against it which action relates to the Secured Obligations, or gives a notice of dissent in accordance with the provisions of the Business Corporations Act of British Columbia, or amendments thereto or a similar notice by a shareholder under other applicable legislation; or

	(iii)	it carries on any business that it is restricted from carrying on by its constating documents; or

	(iv)	an order is made, a resolution is passed or a motion is filed for its liquidation, dissolution or winding-up; or

	(v)	there is any change in its beneficial ownership of its shares from the ownership of same which exists as of the date of the execution of this Agreement by the Debtor; or

(n)	if an Obligant who is an individual dies or is declared incompetent by a court of competent jurisdiction; or

(o)	if in the opinion of the Secured Party, any material portion of the Collateral becomes the subject of expropriation proceedings; or

(p)	if in the opinion of the Secured Party:

	(i)	there is or has been a material adverse change in the financial condition of an Obligant or in the value of the Collateral and the property, assets and undertakings charged by the Other Document; or

	(ii)	the prospect for payment, observance and performance of all or any part of the Secured Obligations is impaired or is about to be placed in jeopardy.

ARTICLE 8
RIGHTS, REMEDIES AND POWERS

8.1	Before and After Default

     At any time and from time to time without notice, whether before or after an Event of Default, the Secured Party will have the right and power (but will not be obligated):

(a)

Inspection and Records: to inspect the Collateral whenever the Secured Party considers it appropriate to do so, and to inspect, review, audit and copy any or all information relating thereto or to the Collateral or to any other transactions between the parties hereto wherever and however such information is stored, and for such purposes may at any time with or without notice enter into and upon any lands, buildings and premises where the Collateral or any such information is or may be;

(b)

Set-Off: to set off the Secured Obligations against any or all debts and liabilities, direct and indirect, absolute and contingent, in any currency, now existing or hereafter incurred by the Secured Party in any capacity in favour of the Debtor;

(c)

Perfection of Charges: to file such financing statements, financing change statements and Other Document and do such other acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted liens affecting the Collateral or identifying the locations at which the Debtor’s business is carried on and where the Collateral and records relating thereto are situate) as the Secured Party may consider appropriate to perfect, preserve, continue and realize upon the security interest created hereby, all without the consent of or notice to the Debtor; and

(d)

Extensions and Other Indulgences: to grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of Encumbrances, and otherwise deal with the Debtor and other obligors of the Debtor, sureties and others and with the Collateral and Encumbrances as the Secured Party may consider appropriate, all without prejudice to the liability of the Debtor or the Secured Party’s rights to hold and realize on the security interest created hereby.

8.2	After Default

     Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any or all of the rights, remedies and powers of the Secured Party under the Act, or otherwise existing, whether under this Agreement or any other agreement or at law or in equity, all of which other rights, remedies and powers are hereby incorporated as if expressly set out herein. In addition to the foregoing, the Secured Party will have the right and power (but will not be obligated):

(a)	Withhold Advances: to withhold any or all advances, including future advances;

(b)	Accelerate Secured Obligations: to declare any or all of the Secured Obligations to be immediately due and payable;

(c)

Enter and Take Possession: to take possession of the Collateral and to collect and get in the same, and for such purposes may at any time, with or without notice or legal process and to the exclusion of all others including the Debtor and its servants, agents and employees, enter into and upon, use and occupy any lands, buildings and premises wheresoever and whatsoever, where the Collateral is or may be located and do any act and take any proceedings in the name of the Debtor or otherwise, as the Secured Party may consider appropriate, and the Debtor hereby waives and releases the Secured Party and any Receiver from any and all claims in connection therewith or arising therefrom;

(d)

Receive Payments: to receive income, rents, profits, increases, payments, damages and proceeds from and in respect of the Collateral and to demand, collect (by legal proceedings or otherwise), endorse, sue on, enforce, realize, recover, receive and get in the same, and for such purposes may give valid and binding receipts and discharges therefor and in respect thereof and may do any act and take any proceedings in the name of the Debtor or otherwise as the Secured Party may consider appropriate;

(e)	Control of Proceeds: to take control of any or all proceeds where the Collateral (including proceeds) is dealt with or otherwise gives rise to proceeds;

(f)

Use and Protection of the Collateral: to use, hold, insure, preserve, repair, process, maintain, protect and prepare the Collateral for disposition and to renew or replace such of the Collateral as may be worn out, lost or otherwise unserviceable, in the manner and to the extent that the Secured Party may consider appropriate;

(g)

Disposition of the Collateral: to sell, lease, rent or otherwise dispose of or concur in the sale, lease, rental or other disposition of the Collateral, whether in or out of the ordinary course of business, by private or public sale, lease or other disposition, with or without notice, advertising or any other formality, either for cash or in any manner involving deferred payment in whole or in part, at such time or times and upon such terms and conditions as the Secured Party may consider appropriate and for such prices or consideration as can reasonably be obtained at such time therefor, and to carry any such disposition into effect by conveying title and executing agreements and assurances in the name of the Debtor or otherwise as the Secured Party may consider appropriate, and to make any stipulations as to title or conveyance or commencement of title or otherwise as the Secured Party may consider appropriate, and to buy in or rescind or vary any contract for the disposition of the Collateral and to re-dispose of the same without being answerable for any loss occasioned thereby;

(h)

Exercise and Enforcement of Debtor’s Rights: to exercise as to the Collateral any or all of the rights, remedies and powers of the Debtor, and to enforce the observance and performance by others of all other obligations and liabilities under or in respect of the Collateral;

(i)	Payment of Liabilities: to pay any or all debts and liabilities in connection with the Collateral;

(j)

Arrangements: to enter into any compromise, extension, reorganization, deposit, merger or consolidation agreement or similar arrangement in any way relating to or affecting the Collateral, and in connection therewith may deposit, exchange or surrender control of the Collateral and accept other property upon such terms as the Secured Party may consider appropriate, and either with or without payment or exchange of Money for equality of exchange or otherwise;

(k)

Institution and Defence of Actions: to institute and prosecute all suits, proceedings and actions which the Secured Party may consider necessary or advisable for the proper protection or enforcement of the Collateral, and to defend all suits, proceedings and actions against the Debtor, and to appear in and conduct the prosecution and defence of any suit, proceeding or action then pending or thereafter instituted, and to appeal any suit, proceeding or action;

(l)

Foreclosure: to exercise its rights under the Act, as amended from time to time, to give notice of a proposal to take, and to subsequently take, the Collateral in satisfaction of the Secured Obligations;

(m)	Real Property Realization: to proceed as to the Collateral as if the Collateral were land;

(n)

Other Means of Enforcement: to otherwise enforce this Agreement and realize upon the security interest created hereby by any method permitted by law, including by bringing action to recover a judgment or by taking proceedings to obtain a certificate under the Creditor Assistance Act of British Columbia against the Debtor, and to do all such other acts and things as it may consider incidental or conducive to any of its rights, remedies and powers; and

(o)

Appointment of Receiver: to appoint by instrument in writing with or without bond, or to take proceedings in any court of competent jurisdiction for the appointment of, a receiver or receiver manager of the Debtor or the Collateral, including all or any part or parts of the undertaking and business or businesses of the Debtor, and to remove any receiver or receiver manager appointed by the Secured Party and to appoint another in his stead, (and any person so appointed, whether by the Secured Party or a court, will be referred to herein as the “Receiver”).

8.3	Receiver

     Any Receiver will be entitled to exercise any and all rights, remedies and powers of the Secured Party under the Act as amended from time to time or any other applicable legislation or otherwise existing, whether under this Agreement or any other agreement or at law or in equity, all of which other rights, remedies and powers are hereby incorporated as if expressly set out herein, and in addition will have the right and power (but will not be obligated):

(a)	Carry on Business: To carry on or concur in carrying on all or any part of the business or businesses of the Debtor.

(b)

Employ Agents: To employ and discharge such agents, managers, clerks, lawyers, accountants, servants, workmen and others upon such terms and with such salaries, wages or remuneration as the Receiver may consider appropriate.

(c)

Raise Funds and Grant Security: To borrow or otherwise raise on the security of the Collateral or otherwise any sum or sums of money required for the seizure, retaking, repossession, holding, insuring, repairing, processing, maintaining, protecting, preparing for disposition and disposing of the Collateral, or for the carrying on of all or any part of the business or businesses of the Debtor, or to complete any construction or repair of lands owned by the Debtor or any part thereof, or for any other enforcement of this Agreement, in such sum or sums as will in the opinion of the Receiver be sufficient for obtaining the amounts from time to time required, and in so doing may issue certificates which may be payable either to order or to bearer and may be payable at such time or times as the Receiver may consider appropriate and may bear interest as stated therein, and the amounts from time to time payable by virtue of such certificates will form an Encumbrance in and upon the Collateral in priority to the security interest created hereby.

(d)	Other Rights: to exercise any or all rights, remedies and powers conferred or delegated by the Secured Party.

8.4	Rights of Transferees

     No purchaser, lessee or other transferee pursuant to any disposition made or purporting to be made pursuant to this Agreement will be bound or concerned to see or enquire whether an Event of Default has occurred or continues, or whether any notice required hereunder has been given, or as to the necessity or expediency of the stipulations subject to which such disposition is to be made, or otherwise as to the propriety of such disposition or the regularity of its proceedings, or be affected by notice that no Event of Default has occurred or continues or that any required notice has not been given or that the disposition is otherwise unnecessary, improper or irregular, and, notwithstanding any impropriety or irregularity whatsoever or notice thereof, the disposition as regards such purchaser, lessee or other transferee will be deemed to be within the powers conferred by this Agreement and will be valid accordingly, and the remedy (if any) of the Debtor in respect of any impropriety or irregularity whatsoever in any such disposition will be in damages only.

8.5	Limitations

     Notwithstanding anything herein contained to the contrary:

(a)	Failure to Exercise: Neither the Secured Party nor any Receiver will be liable or accountable for any failure to exercise its rights, remedies or powers.

(b)

Receiver is Debtor’s Agent: The Receiver will be deemed the agent of the Debtor and not the agent of the Secured Party, and The Debtor shall be solely responsible for the acts and defaults of the Receiver and for its remuneration, costs, charges and expenses, and the Secured Party will not in any way be responsible for any misconduct, negligence or nonfeasance on the part of the Receiver or its servants, agents or employees.

(c)	Receiver’s Liability: The Receiver will not be liable for any loss unless it is caused by the Receiver’s own negligence or wilful default.

(d)	Accountability for Payments Received: Each of the Secured Party and any Receiver will only be accountable for and charged with any monies they actually receive.

(e)

Not Liable Under the Collateral: This Agreement and the security interest created hereby will not impair or diminish any obligation or liability of the Debtor or any other party or parties under or in respect of the Collateral, and, except as may be provided in the Act, no obligation or liability under or in respect of the Collateral will be imposed upon or incurred by the Secured Party by virtue of this Agreement or the security interest created hereby.

(f)

Not a Mortgagee in Possession: Neither the provisions of this Agreement nor anything done under or pursuant to the rights, remedies and powers conferred upon the Secured Party and the Receiver, whether hereunder or otherwise, will render the Secured Party a mortgagee in possession.

(g)

No Duty to Take Steps: Neither the Secured Party nor any Receiver will be bound to collect, dispose of, realize, enforce or sell any securities, instruments, chattel paper or intangibles (including any accounts) comprised in the Collateral or to allow any such Collateral to be sold or disposed of, nor will it be responsible for any loss occasioned by any such sale or other dealing or for any failure to sell or so act, nor will it be responsible for any failure to take necessary steps to preserve rights against others in respect of such Collateral nor bound to present, protest or give any notice in connection with any such Collateral nor to perform any act to prevent prescription thereof nor to protect any such Collateral from depreciating in value or becoming worthless, nor will it be responsible for any loss occasioned by the failure to exercise any rights in respect of such Collateral within the time limited for the exercise thereof.

(h)	No Duty to Keep Property Separate: Neither the Secured Party nor the Receiver will be obligated to keep the Collateral separate or identifiable.

8.6	Liability of Secured Party

(a)

No Responsibility for Debt: The Secured Party will not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party will manage the Collateral upon entry of the business of the Debtor, as herein provided, nor will the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss or realization or for any default or omission for which a mortgagee in possession may be liable.

(b)

No Requirement to Perform: The Secured Party will not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor will the Secured Party, in the case of securities, instruments or chattel paper, be obliged to reserve rights against other persons, nor will the Secured Party be obliged to keep any of the Collateral identifiable.

(c)	Waiver: The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party other than provided in this Agreement.

8.7	Application of Proceeds

     Any proceeds of any disposition of the Collateral, any net profits of carrying on all or any part of the business or businesses of the Debtor, and any proceeds of any other realization will, at the option of the Secured Party, be held in whole or in part unappropriated in a separate account (as security for any or all of the Secured Obligations including such part or parts thereof as may be contingent or not yet due) or be applied in whole or in part (subject to applicable legislation and the claims of any creditors ranking in priority to the security interest created hereby):

(a)

Receiver’s Costs: Firstly, to the payment of all costs, charges and expenses of and incidental to the appointment of any Receiver and the exercise by the Receiver of any or all of its rights, remedies and powers with respect to the Debtor, the Collateral and this Agreement, including the remuneration of the Receiver and all amounts properly payable by the Receiver together with all legal costs in respect thereof on a solicitor and his own client basis.

(b)

Costs of Repossession and Disposition: Secondly, to the payment of all costs, charges and expenses incurred or paid in connection with seizing, repossessing, collecting, holding, repairing, processing, preparing for disposition and disposing of the Collateral and any other expenses of enforcing this Agreement incurred by the Secured Party (including legal fees on a solicitor and his own client basis and all taxes, costs and charges in respect of the Collateral).

(c)	Secured Obligations: Thirdly, to the payment of the Secured Obligations.

(d)	Surplus: Fourthly, any surplus will, subject to the rights of any other creditors of the Debtor, be paid to the Debtor.

8.8	Appointment of Attorney

     To enable the Secured Party and any Receiver to exercise the rights, remedies and powers conferred upon them, whether by this Agreement or otherwise, upon the occurrence and during the continuance of an Event of Default the Debtor hereby appoints each of the Secured Party and the Receiver, whoever they may be to be the lawful attorney of the Debtor to do any act or thing and to execute any assurance or instrument (in the name of the Debtor or otherwise) in the exercise of the powers conferred upon them (including carrying out any disposition of the Collateral and for such purpose to affix the Debtor common seal to any deeds, transfers, conveyances, assignments, assurances and things which the Debtor ought to execute to complete any disposition of the Collateral or alternatively to execute the same under its own seal by conveying in the name of and on behalf of Debtor and under its own seal, and any deed or other thing executed by the Secured Party or the Receiver under its own seal pursuant hereto will have the same effect as if it were under the common seal of the Debtor) or which the Debtor ought to do or execute hereunder and to exercise any or all of the rights, remedies and powers of the Debtor in carrying out or attempting to carry out any or all of the rights, remedies and powers conferred upon them. This power of attorney will be irrevocable and coupled with an interest and will survive the death, disability, insolvency or other legal incapacity of the Debtor.

8.9	Rights Cumulative

     All rights, remedies and powers of the Secured Party and any Receiver set out in this Agreement are cumulative. No right, remedy or power set out herein is intended to be exclusive but each will be in addition to every other right, remedy and power contained herein or in any other existing or future agreement or now or hereafter existing by statute, at law or in equity.

8.10	Order of Realization

     The Secured Party may realize upon the security interest created hereby and any other Encumbrances it may now or hereafter have in such order as it may consider appropriate, and any such realization by any means upon any such Encumbrance will not bar realization upon any other Encumbrance(s).

8.11	Waiver

     The Secured Party in its absolute discretion may at any time and from time to time by written notice waive any breach by the Debtor of any of its covenants or agreements herein. No course of dealing between the Debtor and the Secured Party will operate as a waiver of any of the Secured Party’s rights, remedies or powers. No failure or delay on the part of the Secured Party to exercise any right, remedy or power given herein or by any other existing or future agreement or now or hereafter existing by statute, at law or in equity will operate as a waiver thereof, nor will any single or partial exercise of any such right, remedy or power preclude any other exercise thereof or the exercise of any other such right, remedy or power, nor will any waiver by the Secured Party be deemed to be a waiver of any subsequent, similar or other event.

ARTICLE 9
MISCELLANEOUS

9.1	Costs

     The Debtor shall reimburse the Secured Party on demand for all interest, commissions, costs of realization and other costs and expenses (including the full amount of all legal fees and expenses paid by the Secured Party) incurred by the Secured Party or any Receiver in connection with:

(a)	inspecting the Collateral;

(b)

negotiating, preparing, perfecting and registering this Agreement or any renewal or modification hereof, including the renewal of registration of any financing statement registered or land title office notice filed in connection with the security interests hereby created;

(c)	the enforcement of and advice with respect to this Agreement;

(d)	the realization, disposition of, retention, protection, insuring or collection of any Collateral; and

(e)	the protection or enforcement of the rights, remedies and powers of the Secured Party or any Receiver.

     All amounts for which the Debtor required hereunder to reimburse the Secured Party or any Receiver will, from the date of disbursement until the date the Secured Party or the Receiver receives reimbursement, be deemed advanced to the Debtor by the Secured Party, will be deemed to be Secured Obligations and will bear interest at the highest rate per annum charged by the Secured Party on any of the other Secured Obligations.

9.2	No Merger

     This Agreement will not operate so as to create any merger or discharge of any of the Secured Obligations, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Secured Obligations will not operate as a merger of any of the covenants contained in this Agreement.

9.3	No Obligation to Make Advances

     Nothing herein will obligate the Secured Party to make any advance or loan or further advance or extend credit to the Debtor.

9.4	Set-Off or Counterclaim

     The obligation of the Debtor to make all payments comprising part of the Secured Obligations is absolute and unconditional and will not be affected by:

(a)

any circumstance, including any set-off, compensation, counterclaim, recoupment, defence or other right which the Debtor may now or hereafter have against the Secured Party or any one or more others for any reason whatsoever; or

(b)	any insolvency, bankruptcy, reorganization or similar proceedings by or against the Debtor.

9.5	Statutory Waiver

     To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protection given by the provisions of any existing or future statute which imposes limitations upon the rights, remedies or powers of a Secured Party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

9.6	Assignment

     The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Agreement and the security interests granted hereby. The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, will have all of the Secured Party’s rights and remedies under this Agreement and The Debtor shall not assert any defence, counterclaim, right of set-off or otherwise any claim which it now has or hereafter acquires against the Secured Party in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Secured Obligations to the assignee, transferee or secured party, as the case may be, as the Secured Obligations become due. The Debtor shall not assign this Agreement or any of its rights or benefits hereunder without the express written consent of the Secured Party first had and obtained.

9.7	Provisions Reasonable

     The Debtor acknowledges that the provisions of this Agreement and, in particular, those respecting rights, remedies and powers of the Secured Party and any Receiver against the Debtor, its business and any Collateral upon an Event of Default, are commercially reasonable and not manifestly unreasonable.

9.8	Release by Debtor

     The Debtor releases and discharges the Secured Party and the Receiver from every claim of every nature, whether sounding in damages or not, which may arise or be caused to the Debtor or any person claiming through or under the Debtor by reason or as a result of anything done by the Secured Party or any successor or assign claiming through or under the Secured Party or the Receiver under the provisions of this Agreement unless such claim be the result of dishonesty or gross neglect.

9.9	Indemnity

     The Debtor shall indemnify and save the Secured Party from any and all costs, expenses, liabilities and damages which may be incurred by the Secured Party in connection with the Collateral and the enforcement of its rights hereunder, save only any costs, expenses, liabilities or damages resulting from any gross neglect or wilful misconduct by the Secured Party or its servants or agents.

9.10	Information to third parties

     The Secured Party will not be obliged to inquire into the right of any Person purporting to be entitled under the Act to information and materials from the Secured Party by making a demand upon the Secured Party for such information and materials and the Secured Party will be entitled to comply with such demand and will not be liable for having complied with such demand notwithstanding that such Person may in fact not be entitled to make such demand.

9.11	Further Assurances

     The Debtor shall at all times, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments, security agreements and assurances as the Secured Party may reasonably require in order to give effect to the provisions hereof and for the better granting, transferring, assigning, charging, setting over, assuring, confirming or perfecting the security interests hereby created and the priority accorded to them by law or under this Agreement.

9.12	Notices

     Any notice, demand or other document to be given, or any delivery to be made hereunder shall be effective if in writing and delivered in person and left with, or if faxed and confirmed by prepaid registered letter addressed to the attention of:

(a)	in the case of the Secured Party, addressed as follows:

ANDREW BURY, as administrative agent
c/o 2300 – 550 Burrard Street
Vancouver, BC, V6C 2B5

(b)	in the case of the Debtor, addressed as follows:

VOICE MOBILITY INC.
100 - 4190 Lougheed Highway
Burnaby, BC V5C 6A8

Attention: President

     Any notice, demand or other document or delivery so given or made will be deemed to have been given or made and received at the time of delivery in person or on the business day next following the date of faxing of the same. Any party hereto may from time to time by notice in writing change his or its address (or in the case of a corporate party, the designated recipient) for the purposes of this section.

9.13	Discharge

     Any partial payment or satisfaction of the Secured Obligations will be deemed not to be a redemption or discharge of this Agreement. The Debtor shall be entitled to a release and discharge of this Agreement upon full payment and satisfaction of all Secured Obligations and upon written request by the Debtor and payment to the Secured Party of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Secured Obligations and such release and discharge.

9.14	Legal Representation

     It is understood and agreed by the parties hereto that Clark Wilson LLP acts only for the Debtor and that the Secured Party and the Holders are in no way relying upon Clark Wilson LLP for legal advice in this matter. The Secured Party and the Holders acknowledge that they have been advised to obtain independent legal advice in connection with this matter prior to the execution and delivery of this Agreement.

9.15	Delivery of Copy/Waiver

     The Debtor acknowledges receiving a copy of this Agreement. The Debtor waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this Agreement.

ARTICLE 10
INTERPRETATION

10.1	Amendment

     Any amendment of this Agreement shall not be binding unless in writing and signed by the Secured Party and the Debtor.

10.2	Headings

     All headings and titles in this Agreement are for reference only and are not to be used in the interpretation of the terms hereof.

10.3	Hereof, Etc.

     All references in this Agreement to the words “hereof”, “herein” or “hereunder” will be construed to mean and refer to this Agreement as a whole and will not be construed to refer only to a specific Article, Section, paragraph or clause of this Agreement unless the context clearly requires such construction.

10.4	Joint and Several Liability

     If any party hereto is comprised of more than one Person the assignments, security interests and other charges constituted hereby and the representations, warranties, covenants, agreements, obligations and liabilities made by or imposed upon that party herein or by law will be deemed to have been made or incurred by all those Persons jointly and by each of those Persons severally.

10.5	Severability

     If any of the terms of this Agreement are or are held to be unenforceable or otherwise invalid, such holding will not in any way affect the enforceability or validity of the remaining terms of this Agreement.

10.6	Governing Law

     This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, and each party hereby submits to the jurisdiction of the courts of the Province of British Columbia provided that the foregoing will in no way limit the right of the Secured Party to commence suits, actions or proceedings based on this Agreement in any other jurisdiction.

10.7	Interpretation

     Wherever the singular or masculine gender is used throughout this Agreement the same will be construed as meaning the plural or the feminine or the body corporate or politic where the context or the parties hereto so require.

10.8	Capacity

     If the Collateral or any portion thereof or any interest therein is held by the Debtor as a partner of a firm, as a trustee, as an agent, or in any other similar capacity, whether fiduciary or otherwise:

(a)	each and every warranty, representation, covenant, agreement, term, condition, provision and stipulation; and

(b)	each and every Security Interest and other charge created hereby,

made by or imposed upon the Debtor hereunder will be and be deemed to be jointly and severally made by or imposed upon the Debtor and the partnership, the beneficiary or beneficiaries of the trust, the principal(s) of the agent, or other entity or entities, as the case may be, and each Security Interest and other charge contained in this Agreement will be deemed to create a Security Interest in the estate, right, title and interest of the partnership, the beneficiary or beneficiaries, the principal(s), or such entity or entities, as the case may be, in and to the Collateral as well as being a Security Interest in the estate, interest and title of the Debtor in and to the Collateral, it being the intention of the parties hereto that this Agreement will create a Security Interest in both the legal and beneficial title to the Collateral (or the applicable real property or interests therein).

10.9	Binding Effect

     This Agreement shall be binding on the Debtor and its heirs, executors, personal representatives, successors and permitted assigns and shall enure to the benefit of the Secured Party and its successors and assigns.

10.10	Entire Agreement

     The Secured Party has made no representations, warranties, covenants or acknowledgements affecting any Collateral, other than as expressly set out herein in writing and in Other Document executed by the Secured Party.

EXECUTED by the Debtor as of the ___ day of _________, 2009.

VOICE MOBILITY INC.

Per:
Authorized Signatory

This is page 26 to a “GENERAL SECURITY AGREEMENT” dated for reference __________, 2009 and made by VOICE MOBILITY INC. in favour of ANDREW BURY, in his capacity as administrative agent

SCHEDULE “A”
PERMITTED ENCUMBRANCES

1.	Encumbrances perfected by Financing Statement(s) registered in the British Columbia Personal Property Registry as of _____________ , 2009 against any one or more of the Persons comprising the Debtor.

SCHEDULE “B”
SERIAL NUMBERED GOODS

TYPE	SERIAL NUMBER	MODEL NUMBER	YEAR
N/A

LOCATIONS IN BC WHERE COLLATERAL MAINTAINED

100 - 4190 Lougheed Highway, Burnaby, BC V5C 6A8

JURISDICTIONS (OTHER THAN B.C.) AND LOCATION OF COLLATERAL

JURISDICTIONS:	LOCATIONS:
Nil

CHIEF EXECUTIVE OFFICE

100 - 4190 Lougheed Highway, Burnaby, BC V5C 6A8

OTHER NAMES

Nil

OTHER PERSONS WITH RIGHTS IN COLLATERAL

Nil

INTELLECTUAL PROPERTY APPLICATIONS
AND REGISTRATIONS / TRADE MARK AND INDUSTRIAL DESIGNS

Nil

SCHEDULE F

LEGENDS

“NONE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

SCHEDULE G

AGENT AGREEMENT

AGENT AGREEMENT

THIS AGREEMENT is made effective as of ___________, 2009.

AMONG:

ANDREW BURY, of 2300 – 550 Burrard Street, Vancouver, British Columbia V6C 2B5

 (the "Agent")

AND:

THE UNDERSIGNED HOLDERS OF THE SERIES C PREFERRED AS SET OUT ON THE
SIGNATURE PAGES HEREOF

(collectively, the "Holders")

WHEREAS the Holders wish to appoint the Agent as agent for the benefit of the Holders under the General Security Agreement (as such term is defined herein);

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree with each other as follows:

1.	Defined Terms.

The following terms have the following meanings:

1.1 "Agent Agreement" means this agreement entered into among the Holders and the Agent;

1.2 "Agreements" means the Agent Agreement, the Guarantee and the General Security Agreement;

1.3 "Claim" means any claim of any nature whatsoever including any demand, cause of action, suit or proceeding;

1.4 "Company" means Voice Mobility Inc., a Canadian corporation and wholly-owned subsidiary of Voice Mobility International;

1.5 "General Security Agreement" means the general security agreement entered into between the Company and the Agent;

1.6 "Guarantee" means the guarantee signed by the Company to guarantee and secure the amounts payable by Voice Mobility International to the Holders upon the redemption or retraction of the Series C Preferred;

1.7 "Loss" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgments, penalties, awards, assessments, fines and all fees, disbursements and expenses of counsel, experts and consultants;

1.8 "Person" means an individual, corporation, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

1.9 "Required Holders" means, at any time, Holders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding more than 50% of the issued and outstanding Series C Preferred;

1.10 "Series C Preferred" means the Series C Non Voting Convertible Preferred Stock, $0.001 par value, in the capital of Voice Mobility International; and

1.11 "Voice Mobility International" means Voice Mobility International, Inc., a Nevada corporation, and holder of all of the issued and outstanding common shares in the capital of the Company.

2.	Appointment of Agent

2.1 The Holders hereby designate and appoint the Agent to act as specified herein, and hereby authorize the Agent as the agent for the Holders, to take such action on their behalf under the provisions of the Agreements and to exercise such powers and perform such duties as are expressly delegated by the terms of the Agreements, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the General Security Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with the Holders or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Agreements, or shall otherwise exist against the Agent. The provisions of this section are solely for the benefit of the Agent and the Holders, and the Company shall not have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under the Agreements, the Agent shall act solely as agent of the Holders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Company or its affiliates.

3.	Delegation of Duties

3.1 The Agent may execute any of its duties hereunder or under the General Security Agreement or under the Guarantee by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

4.	Exculpatory Provisions

4.1 Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates, as applicable, shall be: (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with the General Security Agreement or the Guarantee (except for its or such Person's own gross negligence or wilful misconduct); or (ii) responsible in any manner to any of the Holders for any recitals, statements, representations or warranties made by the Company contained in the Agreements or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the Agreements, or enforceability or sufficiency of the Agreements, or for any failure of the Company to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Holder for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of the Agreements or for any representations, warranties, recitals or statements made herein or therein or made by the Company in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Holders or by or on behalf of the Company to the Agent or any other Holder or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or to inspect the property, books or records of the Company or its affiliates. The Agent is not a trustee for any Holders and owes no fiduciary duty to any Holders.

5.	Reliance on Communications

5.1 The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat each Holder as the owner of its interests under the Series C Preferred for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Agreements unless it shall first receive such advice or concurrence as it deems appropriate from the Required Holders, or it shall first be indemnified to its satisfaction by the Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under the General Security Agreement in accordance with a request of the Required Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders (including their successors and assigns).

6.	Non-Reliance on Agent and Other Holders

6.1 The Holders expressly acknowledge that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates, as applicable, has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Company or its affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Holder. The Holders represent to the Agent that they have each, independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company and its affiliates and made its own decision to enter into this Agent Agreement. Each Holder also represents that it will, independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agent Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company and its affiliates. Except for notices, reports and other documents expressly required to be furnished to the Holders (or any of them) by the Agent hereunder or under the General Security Agreement or the Guarantee, the Agent shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the business, operations, property, financial or other conditions, prospects or creditworthiness of the Company or its affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates, as applicable.

7.	Indemnification

7.1 The Holders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), from and against any and all Claims and Losses which may at any time be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of the Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Holder shall be liable for the payment of any portion of such Claims or Losses resulting from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Holders and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

7.2 The agreements in this Section shall survive the conversion of the Series C Preferred by the Holders and all other obligations under the Agreements.

8.	Agent in its Individual Capacity

8.1 The Agent and its affiliates may generally engage in any kind of business with the Company or its affiliates as though the Agent were not an agent hereunder. The Agent shall have the same rights and powers as any Holder and may exercise the same as though it were not an Agent, and the terms "Holder" and "Holders" shall include the Agent in its individual capacity.

9.	Successor Agents

9.1 The Agent may, at any time, resign upon 45 days' written notice to the Holders and the Company, and be removed with or without cause by the Required Holders upon 30 days' written notice to the Agent and the Company. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Agent acceptable to the Company (and to the extent possible, from among the Holders). If no successor Agent shall have been so appointed (and accepted such appointment) within 30 days after the notice of resignation or notice of removal, as appropriate, then the Agent shall select a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Agreements and the provisions of this Section shall enure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agent Agreement. If no successor Agent has accepted appointment as a successor Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Holders shall perform all of the duties of such retiring Agent hereunder until such time, if any, as the Required Holders appoint a successor agent as provided for above.

10.	Amendments

10.1 Neither the Agreements nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Holders and the Agent that is a party thereto, provided that no such amendment, change, waiver, discharge or termination shall, without the consent of each Holder reduce any percentage specified in, or otherwise modify, the definition of "Required Holders".

10.2 Subject to Subsection 10.1, no amendment or waiver of any provisions of the General Security Agreement, nor consent to any departure by the Company or any other Person from such provisions, is effective unless in writing and approved by the Required Holders.

IN WITNESS WHEREOF this Agent Agreement has been duly executed by the parties on the date first written above.

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	ANDREW BURY
)
)
Occupation	)

[HOLDERS' SIGNATURE PAGES TO THE AGENT AGREEMENT]

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	BERNICE KOSIUR
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	WILLIAM KREBS
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	LINDA LAIRD
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	PHILIP HUGHES
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	WILLIAM LAIRD
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)
	)	MARGIT KRISTIANSEN
)
)
Occupation	)

BEARBERRY INVESTMENTS INC.

Per:
Authorized Signatory

SCHEDULE H

GUARANTEE

GUARANTEE

THIS GUARANTEE dated for reference ____________, 2009 and made,

BETWEEN:
VOICE MOBILITY INC.
(the “Guarantor”)
AND:
BEARBERRY INVESTMENTS INC.
BERNICE KOSIUR
WILLIAM KREBS
LINDA LAIRD
PHILIP HUGHES
WILLIAM LAIRD
MARGIT KRISTIANSEN
(collectively, the “Lender”)
WITNESSES THAT WHEREAS:

A. The Lender, the Borrower and the Guarantor have entered into the Exchange Agreement whereby the Lender has agreed to exchange the Promissory Notes for the Preferred Shares in the manner set forth therein;

B. It is a condition of the Exchange Agreement that the Guarantor execute and deliver this Guarantee to the Lender; and

C. The Guarantor has agreed to unconditionally guarantee, in the manner hereinafter set forth, the payment, observance and performance of the Borrower’s Obligations and Liabilities whether now or hereafter existing.

THEREFORE in consideration of the sum of $1.00 and other good and valuable consideration now paid by the Lender to the Guarantor (the receipt and sufficiency of which is hereby acknowledged by the Guarantor) the Guarantor represents to and agrees with the Lender as set forth herein:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Guarantee:

(a)	“Borrower” means Voice Mobility International, Inc. and its successors and assigns, whether immediate or derivative;

(b)	“Borrower’s Obligations and Liabilities” means the Obligations and Liabilities from time to time of the Borrower to the Lender arising out of or in any way relating to the Preferred Shares;

(c)

“Exchange Agreement” means the agreement entitled “Exchange Agreement” dated _____________ , 2009 and made between, inter alia, the Borrower, the Lender and the Guarantor, whereby the Lender has agreed to exchange the Promissory Notes for the Preferred Shares, as modified, amended, restated or replaced from time to time;

(d)	“Guarantee” or “this Guarantee” means this Guarantee including all recitals and schedules hereto; as amended, modified, restated or replaced from time to time;

(e)	“Guarantor” means the Persons so described above and their respective heirs, executors, administrators, successors and assigns, as the case may be, whether immediate or derivative;

(f)	“Lender” means the parties so described above and their respective heirs, executors, administrators, successors and assigns, whether immediate or derivative;

(g)

“Loan Documents” means the agreements, instruments, securities or other documents heretofore, now or hereafter created, issued or granted and made by or on behalf of the Borrower in favour of the Lender in connection with the Exchange Agreement and the Preferred Shares as they or each may from time to time be supplemented or amended and in effect, including but not limited to the security documents entered into pursuant thereto;

(h)

“Obligations and Liabilities” whenever used herein in respect of the obligations and liabilities of one Person to another Person, are used in their most comprehensive sense and include obligations and liabilities of that Person to the other Person heretofore, now or hereafter assumed, made, incurred or created, whether for or on account of any indebtedness of that Person to such other Person (and whether by way of any fee, charge, cost, damage, expense, interest, legal cost, advance or re-advance of principal, debt or otherwise), whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether such Person may be liable individually or jointly with others and whether recovery upon any such obligations and liabilities may be or hereafter becomes in any way unenforceable or irrecoverable and irrespective of the genuineness, validity or regularity thereof, of any security therefor or of the existence or extent of such security;

(i)

“Persons” or “Person” means and includes any individual, sole proprietorship, corporation, partnership, bank, joint venture, trust, unincorporated association, association, institution, entity, party or government (whether national, federal, provincial, state, municipal, city, county or otherwise and including any instrumentality, division, agency, body, or department thereof);

(j)	“Preferred Shares” means the Series C non voting convertible preferred shares in the capital of the Borrower to be exchanged for the Promissory Notes pursuant to the Exchange Agreement; and

(k)	“Promissory Notes” means the promissory notes held by the Lender to be exchanged for Preferred Shares pursuant to the Exchange Agreement.

1.2	Headings

     All headings and titles in this Guarantee are for reference only and are not to be used in the interpretation of the terms hereof.

1.3	Interpretation

     Wherever the singular or masculine or neuter is used herein the same shall be construed as meaning the plural or the feminine or body corporate or vice-versa where the context or the parties hereto so require.

1.4	Modification of Guarantee

     No alteration, modification or waiver of this Guarantee or any of its terms, provisions or conditions shall be binding on the Lender unless made in writing over the signature of an authorized officer of the Lender.

1.5	Entire Guarantee

     Upon the execution and delivery by the Guarantor to the Lender of this Guarantee, this Guarantee shall be deemed to be finally executed and delivered by the Guarantor as of the date hereof and shall not be subject to or affected by any promise or condition affecting or limiting the liability of the Guarantor except as set forth herein and no statement, representation, agreement or promise on the part of the Lender or any officer, employee or agent thereof unless contained herein forms any part of this Guarantee or has induced the making hereof or shall be deemed to affect the Guarantor’s liability hereunder. This Guarantee shall be operative and binding upon every signatory hereto notwithstanding the non-execution hereof by any other proposed signatory hereto.

1.6	Severability

     If any provision of this Guarantee or any part thereof shall be found or determined to be invalid, illegal or unenforceable, such provision or such part thereof shall be severable from this Guarantee and the remainder of this Guarantee shall be construed as if such invalid, illegal or unenforceable provision or part had been deleted herefrom.

1.7	Applicable Law

     This Guarantee and the rights and obligations of the Guarantor and the Lender hereunder shall be governed and be construed according to the laws of the Province of British Columbia.

1.8	Jurisdiction

     The Guarantor hereby irrevocably agrees that any legal action or proceeding against it with respect to this Guarantee may be brought in the courts of the Province of British Columbia or in such other court as the Lender may elect and, by execution and delivery of this Guarantee, the Guarantor hereby irrevocably submits to each such jurisdiction.

1.9	Multiple Guarantors

     If more than one Person executes this instrument as Guarantor the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of them severally and all representations, warranties covenants and agreements herein contained shall be deemed to be the joint and several representations, warranties, covenants and agreements of each such Person.

1.10	Successors and Assigns

     This Guarantee shall be binding upon the Guarantor and its heirs, executors, personal representatives, successors and assigns, as the case may be, and shall enure to the benefit of the Lender and its successors and assigns. The Lender may assign this Guarantee or any of its rights and powers hereunder in whole or in part without notice, with all or any of the Borrower’s Obligations and Liabilities hereby guaranteed, and in such event the assignee shall have the same rights and remedies as if originally named herein in place of the Lender to the extent as the same are assigned.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties

     The Guarantor makes the following representations and warranties to the Lender which shall be continuing representations and warranties so long as any of the Borrower’s Obligations and Liabilities shall remain outstanding:

(a)	Existence and Rights: the Guarantor,

	(i)	if a corporation:

		A.	is a corporation under the laws of the Province of British Columbia without limitation as to the duration of its existence;

		B.	is in good standing under the laws of the Province of British Columbia with respect to the filing of returns;

C.

has the full corporate power and authority to own its property and to carry on its business as now owned and carried on and is duly qualified and in good standing in each jurisdiction in which the property owned by it or the business conducted by it makes such qualification necessary or desirable; and

		D.	has full corporate power and authority to make and carry out this Guarantee; and

	(ii)	if a partnership:

		A.	is a partnership under the laws of the Province of British Columbia;

		B.	has the full partnership power and authority to own its property and to carry on its business as now carried on; and

		C.	has the full partnership power and authority to make and carry out this Guarantee;

(b)	Authorization, Execution, Delivery and Performance: the execution, delivery and performance of this Guarantee:

	(i)	if the Guarantor is a corporation, are duly authorized by all required corporate action;

	(ii)	if the Guarantor is a partnership, are duly authorized by all required partnership action;

	(iii)	do not require the consent or approval of any governmental body or other regulatory authority;

(iv)

are not and will not be in contravention of, or in conflict with, any law or regulation by which the Guarantor is bound or, if the Guarantor is a corporation, any term or provision of the constating documents of the Guarantor or, if the Guarantor is a partnership, any term or provision of the Guarantor’s partnership agreement;

(v)

are not and will not be, in contravention of, or in conflict with, any agreement, indenture or undertaking to which the Guarantor is a party or by which it or any of its property is or may be bound or affected and do not, and will not, save as herein provided, cause any security interest, lien or other encumbrance to be created or imposed upon any such property; and this Guarantee constitutes legal, valid and binding obligations of the Guarantor enforceable in accordance with their terms;

(c)	Execution: the Guarantor is executing and delivering this Guarantee at the sole and exclusive request of the Borrower;

(d)

No Representations by Lender: the Guarantor has in no way whatsoever, directly or indirectly, sought, received or relied upon any representation or statement from or any agreement or undertaking with the Lender or any officer, employee or agent thereof with respect to any matter relating to this Guarantee, the Preferred Shares, the Borrower’s Obligations and Liabilities, the Loan Documents, the Borrower or any other Person liable or proposed to be liable for the Borrower’s Obligations and Liabilities or any part thereof or any security now held or proposed to be held therefor from any Person whomsoever;

(e)

Litigation: there is no litigation or other proceeding pending or, to the knowledge of the Guarantor, threatened against, or affecting, the Guarantor or its properties which, if determined adversely to the Guarantor, would have a materially adverse effect on the financial condition, properties or operations of the Guarantor and the Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority;

(f)

Financial Condition of Guarantor: any financial information which has heretofore been submitted in writing by the Guarantor to the Lender in connection herewith is true and correct, truly presents the financial condition of the Guarantor as at the date thereof and the results of the operations of the Guarantor for the period covered thereby and has been prepared in accordance with sound accounting principles on a basis consistently maintained. The Guarantor has no knowledge of any liabilities, contingent or otherwise, at the date of said financial information which are not reflected in said financial information and the Guarantor has not entered into any commitments or contracts which are not reflected in the financial information which may have a materially adverse effect upon its financial condition, operations or business as now conducted;

(g)

Financial Condition of Borrower: the Borrower has furnished the Guarantor with all financial and other information and copies of all agreements, instruments and other writings which the Guarantor has requested concerning the Borrower, the Preferred Shares, the Borrower’s Obligations and Liabilities, the Loan Documents, the Borrower’s relationship with the Lender and the nature, scope and extent of the risk which the Guarantor assumes and incurs under this Guarantee;

(h)

Future Financial Information: the Guarantor has established means satisfactory to it of obtaining from the Borrower, independently of the Lender, on a continuing basis such additional or future financial and other information and copies of all agreements, instruments and other writings as it may deem appropriate or desirable concerning the Preferred Shares, the Borrower, the Borrower’s Obligations and Liabilities, the Loan Documents, the Borrower’s relationship with the Lender and the nature, scope and extent of the risk which the Guarantor assumes and incurs under this Guarantee; and

(i)

Financial Benefit: the Guarantor has derived or expects to derive a financial advantage from each and every loan or other extension of credit and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Lender to the Borrower or any other Person in connection with any of the Borrower’s Obligations and Liabilities.

ARTICLE 3
GUARANTEE

3.1	Guarantee

     The Guarantor hereby unconditionally guarantees the due payment, observance and performance of all of the Borrower’s Obligations and Liabilities in the manner set forth in the Loan Documents. Upon the Borrower’s failure to do so the Guarantor promises, on demand, to pay, observe and perform such of the Borrower’s Obligations and Liabilities as it may be required to do by virtue of such demand and to pay interest on any moneys to be paid by the Guarantor to the Lender from the date of such demand at the rate or rates then applicable to such sums pursuant to the Loan Documents.

3.2	Terms of Payment, Observance and Performance

     In order to implement the foregoing:

(a)

Borrower’s Obligations and Liabilities: the Guarantor guarantees that the Borrower’s Obligations and Liabilities will be paid, observed and performed strictly in accordance with the terms and provisions of any agreement, express or implied, which has been made or may hereafter be made or entered into between the Lender and the Borrower relating thereto, and regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement or rights or remedies of the Lender as against the Borrower or any other Person with respect to any of the Borrower’s Obligations and Liabilities, or cause or permit to be invoked, any alteration in the time, amount or manner of payment or performance of any of the Borrower’s Obligations and Liabilities, by the Borrower or any other Person;

(b)

Payment on Demand: in each instance when the Borrower shall have agreed, relative to any of the Borrower’s Obligations and Liabilities, to pay or provide the Lender with any amount of money, if such amount is not actually paid or provided as and when agreed, the Guarantor will, forthwith upon demand made by the Lender, and as the Lender may elect, pay or provide the amount in the exact currency and place as agreed by the Borrower; and

(c)

Taxes: the Guarantor agrees that all such payments contemplated hereby shall be made without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, calculated, withheld or assessed by any country or any political subdivision or taxing authority thereof (all of the foregoing being referred to in this subsection as “Taxes”). If any Taxes are required to be withheld for any amounts payable to the Lender the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or such other amounts payable hereunder at the rate(s) or in the amount(s) herein specified.

3.3	Nature of Guarantee

     The Guarantor covenants and agrees with the Lender that:

(a)

No Prejudice: the Obligations and Liabilities of the Guarantor hereunder shall be irrevocable and absolute and, so long as any of the Borrower’s Obligations and Liabilities shall remain outstanding, shall continue and be of full force and effect and shall not be determined or in any manner affected and no right of the Lender hereunder shall in any manner be prejudiced or impaired by:

(i)

Dissolution and Winding-Up: the dissolution, winding-up or other cessation of existence of any Person liable for the payment, observance and performance of the Borrower’s Obligations and Liabilities, or any part thereof or the institution of any proceeding relating thereto; the death or loss or diminution of capacity of any such Person, if a natural Person; any continuance or reorganization or any change in the business, capital structure, directorate, management, members, name, objects, organization, partners, powers or shareholders of any such Person; the amalgamation of any such Person with a corporation; the sale or disposal of or appointment of a custodian, liquidator, receiver or trustee in respect of the assets or undertaking, in whole or in part, of any such Person; any distribution of the assets, in whole or in part, of any such Person upon any arrangement, bankruptcy, composition, insolvency, liquidation, readjustment, receivership, reorganization or other similar proceeding or occurrence relating to any such Person; any assignment by any such Person for the benefit of creditors; any other marshalling of any of the assets of any such Person; or any other act or event which would constitute a novation of any obligation or liability of the Borrower in respect of any of the Borrower’s Obligations and Liabilities, whether by substitution of the Obligations and Liabilities of any other Person in place of those of the Borrower or otherwise;

(ii)

Any other Person: any Obligations and Liabilities of the Borrower, whether in respect of any of the Borrower’s Obligations and Liabilities or otherwise, the Guarantor (whether under this Guarantee or otherwise), any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities; or any agreement or instrument evidencing any such obligation or liability, heretofore, now or hereafter being invalid, illegal or unenforceable;

(iii)

Defect: any defect in, omission from, failure to file or register, or defective filing or registration of any instrument under which the Lender has taken or has had created and issued or granted in its favour any security for payment, observance and performance of any of the Borrower’s Obligations and Liabilities, or for payment, observance or performance of any Obligations and Liabilities of the Borrower, the Guarantor, whether under this Guarantee or otherwise, or of any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities; or any failure or loss of or in respect of any such security received or held or intended to have been received or held by the Lender, whether arising out of or in connection with the fault of the Lender or otherwise;

(iv)

Issue or Levy of Award, Etc.: any issue or levy by any administrative, governmental, judicial or other authority or arbitrator of any award, execution, injunction, judgment, order, warrant of attachment, writ of similar process against the Borrower (whether in respect of any of the Borrower’s Obligations and Liabilities or otherwise), the Guarantor (whether in respect of any of its Obligations and Liabilities under this Guarantee or otherwise), or against any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities; or

(v)

Any Other Act or Event: any occurrence or non-occurrence of any other act or event which, by operation of law or equity or otherwise, would directly or indirectly now or hereafter result in the determination, discharge, extinction, limitation, merger, novation, reduction or release, pro tanto or otherwise of the Guarantor or of any of its Obligations and Liabilities hereunder, or which would otherwise prejudice or impair any right of the Lender hereunder;

(b)

Pay Moneys: the Obligations and Liabilities of the Guarantor hereunder to pay moneys shall constitute Obligations and Liabilities of payment and not of collectability and shall be absolute and independent of and not in consideration of or conditional or contingent upon any other Obligations and Liabilities of the Guarantor, any Obligations and Liabilities of the Borrower (whether in respect of any of the Borrower’s Obligations and Liabilities or otherwise), or any Obligations and Liabilities of any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities; or any prior notice or protest to, demand upon or action, suit or other proceeding against the Borrower, or any such other Person and the Lender may bring or prosecute a separate action, suit or other proceeding against the Guarantor whether such action, suit or other proceeding is brought or prosecuted against the Borrower or any such other Person or whether the Borrower or any such other Person is joined in such action, suit or other proceeding; and

(c)

Part Payment: any part payment, observance or performance by the Borrower of any of the Borrower’s Obligations and Liabilities or other circumstance which operates to toll any statute of limitations or law of prescription as to the Borrower shall operate to toll such statute of limitations or law of prescription as to the Guarantor.

3.4	Authorization

     The Guarantor authorizes the Lender, at the sole discretion of the Lender, without notice or demand and without in any manner affecting the liability of the Guarantor hereunder or under any security now or hereafter furnished to the Lender by the Guarantor in connection herewith, and without prejudicing or impairing any right of the Lender hereunder, from time to time to:

(a)

Calculation: modify, renew, compromise, extend, accelerate or otherwise change the time, form or manner for payment, observance or performance of, or any term in respect of, the Borrower’s Obligations and Liabilities, or any part thereof, including increasing or decreasing any rate of interest payable in connection therewith or changing the method of calculation thereof,

(b)

Any Security: take and hold any security for the payment, observance and performance of this Guarantee or the Obligations and Liabilities hereby guaranteed, or any part thereof, or for the payment, observance or performance of any Obligations and Liabilities in any way relating to or arising out of the Borrower’s Obligations and Liabilities or any security now or hereafter held therefor from the Borrower, the Guarantor, whether under this Guarantee or otherwise, or from any other Person who is or may become liable in respect of the Borrower’s Obligations and Liabilities, and exchange, enforce, waive, perfect, release, subordinate, subrogate, substitute, surrender or take advantage of or defer, or waive taking, perfecting, enforcing or otherwise taking advantage of any such security and apply any such security and direct the order or manner of sale thereof as the Lender in its discretion may determine;

(c)

Exercise: compromise, release or settle with or substitute or delay or waive the exercise of any one or more right or remedy against the Borrower, the Guarantor or any other Person who is or may become liable in respect of the Borrower’s Obligations and Liabilities or any part thereof;

(d)

Grant Indulgence: grant any other indulgence to the Borrower, the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, or any part thereof, and compound with all or any of such Persons as the Lender shall see fit;

(e)	Acceptance: accept any of the Borrower’s Obligations and Liabilities incurred after the date hereof,

(f)

Recovery: apply any payment by, recovery from or credit, deposit or offset due to, or any funds realized from or payable on account of any security heretofore, now or hereafter furnished to the Lender by the Borrower, the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, to the Borrower’s Obligations and Liabilities or any part or parts thereof now or hereafter existing, whether in respect of any of the Borrower’s Obligations and Liabilities or otherwise of the Borrower, the Guarantor or any such other Person to the Lender, as the case may be, in such order, priority and manner and at such times as the Lender in its sole discretion may determine;

(g)

Lien or Set Off: impose a lien upon or set off any money, security or other property of the Guarantor now or hereafter in the possession of or on deposit with the Lender, whether held in a general or special account or on deposit or for safekeeping or otherwise, against any payment due from the Guarantor to the Lender hereunder; and

(h)

Any Other Person: otherwise deal with the Borrower, the Guarantor, any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, or any security heretofore, now or hereafter furnished to the Lender by the Borrower, the Guarantor or any such other Person, as the Lender may deem appropriate or desirable.

3.5	Waivers

     The Guarantor unconditionally waives:

(a)

Right to Receive: any right to receive from the Lender any communication whatsoever with respect to any of the Borrower’s Obligations and Liabilities or any Obligations and Liabilities of the Guarantor, whether under this Guarantee or otherwise, or of any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, including, without limitation:

(b)

Notice of Creation: any notice of the creation, existence or incurring, now or hereafter, of any Borrower’s Obligations and Liabilities, the acceptance by the Lender of, or the intention of the Lender to act on or in reliance on, any obligation or liability of the Guarantor, whether under this Guarantee or otherwise, or of any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, or any default by or non-payment, non-observance or non-performance of any obligation of the Borrower, the Guarantor or any such other Person;

(c)

Communication: any communication of any information known by the Lender relating to the financial condition of the Borrower or to any other circumstance bearing upon the risk of non- payment of any of the Borrower’s Obligations and Liabilities; or

(d)

Demand for Performance: any demand for performance, notice of dishonour, notice of protest, presentment, protest or acceptance relating to any Obligations and Liabilities of the Borrower, the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities;

(e)	Right to Require: any right to require the Lender to:

(i)

Proceed Against Borrower, Guarantor, Etc.: proceed against the Borrower, the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, including, without limitation, any right or benefit of discussion or division;

(ii)

Proceed Against Security: proceed against or exhaust any security heretofore, now or hereafter furnished to the Lender by the Borrower, the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities;

(iii)

Application: first apply any property or assets of the Borrower or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities to the discharge of the Borrower’s Obligations and Liabilities or marshall in favour of the Guarantor; or

(iv) Pursue: pursue or exercise any other right or remedy of the Lender whatsoever;

(f)

Borrower’s Outstanding Obligations and Liabilities: so long as any of the Borrower’s Obligations and Liabilities shall remain outstanding (including such part thereof, if any, as shall exceed the liability of the Guarantor hereunder, if the liability of the Guarantor shall be expressly limited hereunder), any right of subrogation to, or any right to enforce, any right or remedy which the Lender now has or may hereafter have against or in respect of the Borrower, any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities or any security heretofore, now or hereafter furnished to the Lender by the Borrower or any such other Person or any benefit of or right to participate in any such security;

(g)	Defence: any defence arising out of or in connection with:

(i)

Absence: any absence, impairment or loss of any right of contribution, reimbursement or subrogation or any other right or remedy of the Guarantor against or in respect of the Borrower, any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities or any security heretofore, now or hereafter furnished to the Lender by the Borrower or any such other Person;

(ii)

Disability: any disability, incapacity or other defence available to the Borrower or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities or any cessation from any cause whatsoever of any Obligations and Liabilities of the Borrower or any such other Person in respect of any of the Borrower’s Obligations and Liabilities; or

(iii)	Other Circumstances: any other circumstance which might otherwise constitute a defence to any action, suit or other proceeding against the Guarantor, whether on this Guarantee or otherwise; and

(iv)

Statute of Limitations: any benefit of any statute of limitations or law of prescription affecting any obligation or liability of the Guarantor, whether under this Guarantee or otherwise, or the enforcement thereof, to the fullest extent permitted by law.

3.6	Bankruptcy, Etc.

     In the event of any distribution of the assets, in whole or in part, of the Borrower, or the Guarantor or any other Person who is or may become liable in respect of any of the Borrower’s Obligations and Liabilities, or upon any arrangement, bankruptcy, composition, execution sale, insolvency, liquidation, readjustment, receivership, reorganization or other similar proceeding or occurrence relating to any such Person, or any proceeding for the dissolution, liquidation, winding-up or other cessation of existence of any such Person, voluntary or involuntary, whether or not involving bankruptcy or insolvency proceedings, or any assignment by any such Person for the benefit of creditors or any other marshalling of any of the assets of any such Person:

(a)

Omission: none of the Obligations and Liabilities of the Guarantor hereunder shall be determined or in any manner affected and no right of the Lender hereunder shall in any manner be prejudiced or impaired by any omission by the Lender to prove its claim or to prove its full claim and the Lender may prove such claim as it sees fit and may refrain from proving any claim and may value as it sees fit or refrain from valuing any security held by the Lender; and

(b)

Right to Include: so long as any of the Borrower’s Obligations and Liabilities shall remain outstanding (including such part thereof, if any, as shall exceed the liability of the Guarantor hereunder, if the liability of the Guarantor shall be expressly limited hereunder), the Lender shall have the right to include, in any claim made by it, the amount of all sums paid by the Guarantor, whether under this Guarantee or otherwise, and to prove and rank for and receive dividends in respect to such claim; any and all right to prove and rank for such sums paid by the Guarantor and to receive the full amount of all dividends in respect thereof being hereby assigned and transferred by the Guarantor to the Lender.

ARTICLE 4
MISCELLANEOUS

4.1	Lender’s Records Conclusive

     The statement in writing of an officer of the Lender of the amount of or existence of any of the Borrower’s Obligations and Liabilities or as to the occurrence of any failure by the Borrower to fully and punctually pay, observe or perform any of the Borrower’s Obligations and Liabilities when due or required, as the case may be, shall be binding on and conclusive against the Guarantor, and all right to question in any way the Lender’s present or future method of dealing with the Borrower or any Person or Persons now or hereafter liable to the Lender for the Borrower’s Obligations and Liabilities, or any part thereof, or with any security now or hereafter held by the Lender therefor or with any property covered by such security is hereby waived.

4.2	Guarantor Principal Debtor

     For the purpose of greater clarity it is hereby declared to be the intention of the parties that this Guarantee shall be construed so as to impose the like obligation upon the Guarantor as if the Guarantor had covenanted as principal jointly and severally with the Borrower with respect to the Borrower’s Obligations and Liabilities.

4.3	Corporate Borrower

     It is not necessary for the Lender to inquire into the powers of the Borrower, if a corporation, or the officers, directors, partners, trustees or agents acting or purporting to act on its behalf, and any of the Borrower’s Obligations and Liabilities made, created, incurred or assumed in reliance upon the professed exercise of such powers shall form part of the Borrower’s Obligations and Liabilities even though such Borrower’s Obligations and Liabilities are or were irregularly, fraudulently, defectively or informally made, created, incurred or assumed by or in excess of the powers of the Borrower or of its officers, directors, partners, trustees or agents and notwithstanding that the Lender has specific notice of the powers of the Borrower or its officers, directors, partners, trustees or agents.

4.4	Guarantor to Keep Informed

     The Guarantor covenants and agrees with the Lender that so long as any of the Borrower’s Obligations and Liabilities shall remain outstanding it will assume all responsibility for being and keeping itself informed of the financial condition of the Borrower and of all other circumstances bearing upon the nature, scope and extent of the risk which it assumes and incurs under this Guarantee.

4.5	Effect

     The provisions of this Guarantee shall be in addition to and not in substitution for the provisions of any other guarantee or any debenture, mortgage, note, pledge or other security or evidence of liability held by the Lender, all of which shall be construed as complementary to each other. Nothing contained herein shall prevent the Lender from enforcing any other guarantee or any debenture, mortgage, note, pledge or other security or evidence of liability in accordance with its terms.

4.6	Relationship of the Parties

     Any sum falling within the terms of this Guarantee which may not be recoverable from the Guarantor on the footing of a guarantee, whether by reason of any legal or equitable limitation, disability, incapacity, or any other fact or circumstance, and whether known to the Lender or not, shall nevertheless be recoverable from the Guarantor as an indemnifier of the Lender.

4.7	Survival of Warranties

     All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Guarantee.

4.8	Failure or Indulgence Not Waiver

     No failure or delay on the part of this Lender in the exercise of any power, right of privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or any such power, right of privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

4.9	Notices

     Any notice, demand or other document to be given, or any delivery to be made hereunder shall be effective if in writing and delivered in Person and left with, or if faxed and confirmed by prepaid registered letter addressed to the attention of:

(a)	in the case of the Lender, addressed as follows:
BEARBERRY INVESTMENTS INC. BERNICE KOSIUR
WILLIAM KREBS LINDA LAIRD PHILIP HUGHES

WILLIAM LAIRD MARGIT KRISTIANSEN c/o Andrew Bury, as administrative agent 2300 – 550 Burrard Street Vancouver, BC

(b)	in the case of the Guarantor, addressed as follows:

VOICE MOBILITY INC.
100 – 4190 Lougheed Highway Burnaby, B.C. V5C 6A8

     Any notice, demand or other document or delivery so given or made will be deemed to have been given or made and received at the time of delivery in Person or on the business day next following the date of the faxing of the same. Any party hereto may from time to time by notice in writing change his or its address (or in the case of a corporate party, the designated recipient) for the purposes of this Section.

4.10	Expenses and Fees

     The Guarantor hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, lawyer’s fees (on a solicitor and his own client basis) and accountants fees, incurred by the Lender in connection with the preparation and registration of the Loan Documents, the Guarantee and any security in connection therewith and the fulfilment of the Borrower’s Obligations and Liabilities, whether such fulfilment be made by the Borrower, the Guarantor or any other Person now or hereafter liable for the performance of the Borrower’s Obligations and Liabilities in whole or in part. The Guarantor agrees to indemnify and save harmless the Lender from any claim, loss or damage whatsoever arising out of or in connection with the Guarantee.

4.11	Time of the Essence

     Time is of the essence of this Guarantee.

4.12	Counterparts

     This Agreement may be executed in counterparts and an executed copy of this Agreement may be delivered by electronic facsimile transmission or other means of electronic communication capable of producing a signed printed copy of this Agreement. Any such execution and delivery will be deemed to have occurred as of the date set forth above by the party so delivering such copy.

     IN WITNESS WHEREOF each Person executing this Guarantee as Guarantor has caused this Guarantee to be duly executed the  _______ day of _____________ , 2009.

VOICE MOBILITY INC.

Per:
Authorized Signatory

DATED FOR REFERENCE: ___________, 2009

BETWEEN:

VOICE MOBILITY INC.

AND:

BEARBERRY INVESTMENTS INC.
BERNICE KOSIUR
WILLIAM KREBS
LINDA LAIRD
PHILIP HUGHES
WILLIAM LAIRD
MARGIT KRISTIANSEN

GUARANTEE

CLARK WILSON LLP
Barristers & Solicitors
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1

Telephone 604.687.5700

EXHIBIT C

CORPORATE GOVERNANCE DISCLOSURE

The Toronto Stock Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F1 in accordance with National Instrument 48-101.

1.	Board of Directors

	(a)	William Laird, Tanner Philp, and William Krebs are independent directors.

	(b)	Randy Buchamer is an executive officer of our company and is therefore is not an independent director.

	(c)	A majority of the directors are independent.

	(d)	The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Randy Buchamer	Bradner Ventures Ltd.
William Laird	None
Tanner Philp	Vigil Health Solutions Inc.
William Krebs	None

(e)

The independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. These take place at least quarterly, as part of an in-camera session of the board of directors meeting. Since January 1, 2008 (the start of our company’s most recently completed financial year), the independent directors have had six such meetings.

(f)	The Chairman of the Board is William Krebs and the board has determined that he is independent. Refer to Item 2(a) – Position Description for Chairman of the Board.

(g)	The following table shows the attendance record of each director for all board meetings held during fiscal 2008:

Name	Board Meetings Attended	% of Board Meetings Attended
Randy Buchamer	6 of 6	100%
William Laird	6 of 6	100%
David Raffa(1)	5 of 6	83%
William Krebs	3 of 3	100%

(1)	David Raffa resigned as director of our company on April 29, 2009.

2.	Board Mandate

The Board has adopted the following mandate and terms of reference for directors:

The Board of Voice Mobility International, Inc. (the "Company") is responsible for the stewardship of the Company on behalf of the shareholders.

In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the United States, and as incorporated in the its Corporate Governance Committee Mandate.

The Board’s primary responsibilities are to supervise the management of the Company, to establish an appropriate corporate governance system, and to set a tone of high professional and ethical standards. The Board is also responsible for:

  selecting and assessing members of the Board;

  choosing, assessing and compensating the Chief Executive Officer of the Company, approving the compensation of all executive officers and ensuring that an orderly management succession plan exists;

  reviewing and approving the Company’s strategic plan, operating plan, capital budget and financial goals, and reviewing its performance against those plans;

  adopting a code of conduct and a disclosure policy for the Company, and monitoring performance against those policies;

  ensuring the integrity of the Company's internal control and management information systems;

  approving the Company’s financial statements and related public disclosures prior to such disclosure;

  approving any major changes to the Company’s capital structure, including significant investments or financing arrangements; and

  reviewing and approving any other issues which, in the view of the Board or management, may require Board scrutiny.

The Board will have a majority of members who will be unrelated and independent from management and will act as a cohesive team in ensuring effective governance of the Company. It will monitor the performance of management against stated goals and its own effectiveness through regular, formal self-evaluations.

(a) Position Descriptions

Chairman of the Board

The Board of Directors has developed and approved the following position description for the Chairman of the Board of Directors:

Position: Chairman of the Board Incumbent: William Krebs Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Chief Executive Officer, guides and directs management to ensure that all matters relating to the stewardship and mandate of the Board are completely disclosed and discussed with the Board.

On a demand basis, he assists the Chief Executive Officer and provides guidance on those matters of Board interest and provides a sounding board to the Chief Executive Officer on issues and concerns.

Nature and Scope

The Chairman performs the following additional functions:

  he is responsible for managing the process of the Board and for ensuring that the Board discharges the responsibility in its mandate;

  he schedules regular meetings of the Board and works with the Chief Executive Officer on the agenda to see that all board matters are properly and adequately addressed and the appropriate information is sent to directors in a timely fashion;

  he is a member of the Corporate Governance Committee and thus is involved in determining the proper size of the Board, candidates for the Board, committee membership, and other general matters of corporate governance;

  ensures that all members of the Board have full opportunity to participate and question management regarding development of the Company;

  provides opportunity for all independent Board members to make comments in the absence of management and to give freely of independent guidance; and

  conducts shareholders meetings and determines the democratic will of shareholders.

Chairman of the Corporate Governance Committee

The Board has developed and approved the following position description for the Chairman of the Corporate Governance Committee:

Position: Chairman of Corporate Governance Committee

Incumbent: Vacant Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside advisors as necessary, ensures that the Corporate Governance Committee mandate is met, especially with regards to the appropriate tone from the top, governance processes, regulatory compliance, and succession planning.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its mandate.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee, its efficiency during meetings, and helps ensure that the Committee discharges the responsibility in its mandate;

  sets and approves the agenda of each meeting;

  through outside counsel and other assistance, remains informed on any issues that may arise to affect the Company’s compliance policies and practices;

  assists in monitoring compliance with the Company’s stated policies and procedures regarding governance;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and any outside experts as necessary, to ensure that the Committee mandate regarding appropriate governance policies, procedures and disclosure are met; and

  provides guidance and opinions as necessary to the Chief Executive Officer, Chief Financial Officer and the Company’s Compliance Officer, as applicable, to establish and ensure adherence to the Company’s governance and compliance practices.

Chairman of the Audit Committee

The Board has developed and approved the following position description for the Chairman of the Audit Committee:

Position: Chairman of Audit Committee Incumbent: William Krebs Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside auditors, ensures that the Audit Committee complies with its charter.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its charter.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee and ensures that the Committee discharges the responsibility in its charter;

  reviews and approves the agenda of each meeting prior to the meeting;

  through consultation with management and auditors, remains informed on any issues that may arise as part of a quarterly review or annual audit;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and the auditors, in order to satisfy themselves that the Audit Committee mandate regarding overseeing full and fair disclosure of the Company’s financial position is met; and

  provides guidance and opinions as necessary to management to facilitate the continued improvement of the Company’s financial control and disclosure practices.

4.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the terms of reference for directors, the terms of reference for the Chairman of the Board, the terms of reference for the Chief Executive Officer, the statement of general business principles and code of ethics, and the charters for each committee of the Board, each of which have been approved by the Board.

	(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

5.	Ethical Business Conduct

	(a)	The Board has adopted a written code of business conduct and ethics (the “Code”).

		(i)	The Code has been filed as an Exhibit to our Form 10-KSB filed on March 26, 2004 on EDGAR and can be found at www.sec.gov.

(ii)

The Code was adopted by the Board on February 11, 2004. Since that date, the Board has conducted an assessment of its performance, including the extent to which the Board and each director comply with the Code. It is intended that such assessment will be conducted annually. The Board will be assessing other mechanisms by which it can monitor compliance with the Code in an efficient manner.

		(iii)	There has been no conduct of any director or officer that would constitute a departure from the Code, and therefore, no material change reports have been filed in this regard.

(b)

Pursuant to the terms of reference for directors which has been adopted by the Board, directors are instructed to declare any conflicts of interest in matters to be acted on by the Board, to ensure that such conflicts are handled in an appropriate manner, and to disclose any contracts or arrangements with the Company in which the director has an interest. Any director expressing a conflict or interest in a matter to be considered by the Board is asked to leave the meeting for the duration of the discussion related to the matter at hand, and to abstain from voting with respect to such matter.

(c)

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for assisting the Board in identifying new director nominees. In identifying candidates for membership on the Board, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Corporate Governance Committee is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

	(b)	The Corporate Governance Committee is composed entirely of independent directors.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit A.

7.	Compensation

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors. The Corporate Governance Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Corporate Governance Committee also administers and implements all of our stock option and other stock- based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters.

	(b)	The Compensation Committee is composed of the Chief Executive Officer and two independent directors.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix II to this Exhibit C.

(d)

No compensation consultant or advisor has been retained since the beginning of the Company's most recently completed financial year to assist in determining compensation for any of the directors and officers.

8.	Other Board Committees

We also have a Corporate Governance Committee, the primary function of which is to assist the Board in developing the Company's approach to corporate governance issues and monitoring performance against the defined approach. The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit C.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a process of assessment.

APPENDIX I TO EXHIBIT C

Corporate Governance Committee Mandate and Principles

Corporate governance: The process and structure used to direct and manage the business and affairs of the corporation with the objective of enhancing long-term value for the shareholders and the financial viability of the business. The process and structure define the division of power and accountability among shareholders, the board of directors and management and can have an impact on other stakeholders such as employees, customers, suppliers and communities. – Dey Committee Report, 1994.

The Committee shall be composed of at least three directors, all of whom will be independent. The Committee will meet as required but no less than twice each year.

The Committee will review and recommend from time to time an optimum size and composition for the Board. The Committee will recommend new candidates, when required, with the objective of achieving an appropriate diversity and balance of directors having pertinent skills and experience. The Committee will nominate directors capable of adding shareholder value.

The Committee will develop and recommend to the Board an approach to corporate governance issues raised in the former TSX guidelines and other relevant literature.

The Committee will be a sounding board for the concerns of individual directors relating to corporate governance.

The Committee will ensure that there is a clear definition and separation of the responsibilities of the Board, its committees, the Chief Executive Officer and officers of the Company. This is to be maintained and all responsibilities clearly assigned.

The Committee recommends and if adopted by the board will be responsible for monitoring the following principles:

  directors will oversee management of the business and not manage the business day-to-day or add bureaucratic burden which could impede the effectiveness of management;

  the majority of the board will comprise independent, unrelated (non-executive) directors;

  directors will put the interests of the Company first, ahead of any individual stakeholder;

  directors will ensure there is a long term strategic plan and monitor progress against plan;

  directors will define and review regularly all major areas of business risk;

  the Board will agree with senior management on annual objectives and review performance against them;

  directors will ensure that contingency plans exist for orderly management succession;

  the Company will communicate openly, effectively and appropriately with shareholders;

  directors will ensure that the Company has effective financial control and information systems;

  the Board will review annually the Code of Ethics and ensure compliance with it.

  there will be a process for assessing regularly the effectiveness of the Board, its committees and its individual members; and

  the Company will review and report to shareholders each year on corporate governance.

An important objective of the Committee is to prevent corporate governance from becoming a burden to management and, to the extent possible, to minimize whatever burden cannot be avoided.

EXHIBIT D

Audit Committee Charter

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of VOICE MOBILITY INTERNATIONAL, INC. (the “Company”):

Mandate

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board, each of whom shall be (i) free from any direct or indirect material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, and (ii) financially literate (as that term is defined below). All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership.

The Company and the Committee shall ensure that it satisfies the composition and other requirements adopted by any securities regulatory authority or stock exchange from time to time.

Meetings

The Committee shall meet a least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1)	Documents/Reports Review

	a)	review and update this Audit Committee Charter annually;

b)

review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;

c)

establish, review and periodically assess the adequacy of procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements;

	d)	approve the Report of Committee to be included in the Company's Proxy Statement for its annual meeting of the Company’s shareholders.

2)	External Auditors

	a)	oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

	b)	review annually the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

c)

obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1, as the same may be modified or supplemented;

	d)	discuss with the external auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented

	e)	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

	f)	take or recommend that the full Board take appropriate action to oversee the independence of the external auditors;

	g)	recommend to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

	h)	review and approve the external auditors' annual engagement letter;

	i)	recommend to the Board the compensation to be paid to the external auditors;

j)

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

	k)	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

l)	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

m)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i)

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company and its subsidiaries to its external auditors during the fiscal year in which the non-audit services are provided,

	ii)	such services were not recognized by the Company or its subsidiaries at the time of the engagement to be non-audit services, and

iii)

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

3)	Financial Reporting Processes

	a)	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

	b)	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

	c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

	d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

e)

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	f)	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

	g)	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

	h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

	i)	review certification process;

	j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

	k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4)	Other

	a)	communicate directly with the internal and external auditors;

	b)	review any related-party transactions;

	c)	engage independent counsel and other advisors as it determines necessary to carry out its duties;

	d)	to set and pay compensation for any independent counsel and other advisors employed by the Committee; and

	e)	perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate

EXHIBIT E

DISCLOSURE RESPECTING SECURITY BASED COMPENSATION ARRANGEMENTS

The TSX requires that issuers disclose the terms of any security based compensation arrangements which they have in place. The only security based compensation arrangements which we had in place is the Second Amended and Restated 1999 Stock Option Plan, which was approved by the TSX and by our shareholders. This information is being provided to meet our disclosure obligations under TSX policies.

Eligible Participants. Stock options may be issued to directors, senior officers, employees, contractors, consultants and other service providers of our company or of any of its affiliates or subsidiaries.

Number of Securities Issued and Issuable. Each stock option granted under the stock option plan is exercisable into one share of our common stock. As of the date of this information circular, a total of 6,590,950 stock options have been granted and are unexercised, representing 10.4% of the total issued and outstanding shares of our common stock. In addition, a total of 2,694,086 stock options are issuable under the stock option plan as of the date hereof, representing 4.5% of the number of shares of our common stock currently outstanding. The total number of stock options issued and issuable under the stock option plan as of the date hereof represent 14.0% of the total issued and outstanding shares of our common stock.

Maximum Stock Options per Person. The number of shares reserved for issuance to any one stock option holder pursuant to stock options granted under the stock option plan may not exceed 5% of the outstanding shares of our common stock at the time of grant.

Exercise Price. The exercise price of stock options granted under the stock option plan is set by the board of directors at the time that the options are granted. The exercise price must be not less than a price equal to the closing price of the shares of our common stock on the TSX on the date immediately preceding the date of grant.

No Assignment. The stock options may not be assigned or transferred.

Vesting. The board of directors has discretion to impose terms and conditions as to the vesting of stock options. Any vesting provisions are set at the time that the options are granted.

Term. The term of stock options is set by the board of directors at the time of grant. No maximum term is prescribed under the stock option plan. To date no stock options have ever been granted by the board of directors for a term exceeding five years.

Termination of Stock Options. The provisions respecting termination of stock options may be set by the board of directors. If the board of directors does not so specify, stock options held by an optionee terminate after the earliest of (i) three months after the optionee’s employment terminates by reason of his disability or retirement, (ii) twelve months after his or her death (in which case his or her estate may exercise them), (iii) thirty days from the date of termination of the optionee’s employment with our company other than by reason of death, disability or retirement. Generally speaking, if an employee is terminated without cause, the board of directors will allow the employee to retain his or her stock options for the unexpired term of the stock options.

Amendments to Stock Option Plans. No material amendments may be made to the stock option plan without the approval of the TSX and our shareholders by way of disinterested vote.

Financial Assistance. We do not provide financial assistance to optionees to facilitate the exercise of their stock options.

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
OF
VOICE MOBILITY INTERNATIONAL, INC.
TO BE HELD AT **STANDARD LIFE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA**
ON **THURSDAY, JUNE 11, 2009, AT 10:00 A.M. (VANCOUVER TIME)**

I/We being holder(s) of the Company hereby appoint:

William Krebs, a Director of the Company, or failing this person, **Randy Buchamer**, or in the place of the foregoing, *(print the name)* ______________________ ______________________________ as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

SECURITYHOLDER SIGN HERE: ______________________________

PLEASE PRINT NAME: ______________________________

DATE SIGNED: ______________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
1. Appointment of Ernst & Young LLP, Chartered Accountants as independent registered public accounting firm of the Company and to fix the Auditors' remuneration		N/A	
2. To elect as Director, Randy Buchamer		N/A	
3. To elect as Director, William Laird		N/A	
4. To elect as Director, William Krebs		N/A	
5. To elect as Director, Tanner Philp		N/A	
6. To approve the debt restructuring transaction contemplated in the Exchange Agreement dated April 16, 2009, the purpose of which is to exchange an aggregate principal amount of Cdn$6.7 million pursuant to a number of outstanding secured promissory notes for the aggregate issuance, by the Company, of 19,250,280 convertible preferred shares at a rate of Cdn$0.35 per preferred share, as more particularly described in the Proxy Statement.			N/A
7. To pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of preferred shares issuable by the Company from 1,000,000 preferred shares to 20,000,000 preferred shares.			N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Computershare Investor Services Inc.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

7.

Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.	To be represented at the Meeting, proxies must be received by 5:00pm, Vancouver time, on Tuesday, June 9, 2009.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at www.investorvote.com. To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 312-588-4290. Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR PROXY BY MAIL OR FAX to COMPUTERSHARE INVESTOR SERVICES INC.

9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1.OUR PROXY BY

Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual. Do not mail the printed proxy or VIF if you have voted by the internet or telephone.